UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1: Report to Shareholders

PARNASSUS FUNDS®

SEMIANNUAL REPORT  ¡  JUNE 30, 2012

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Semiannual Report • 2012

August 3, 2012

Dear Shareholder:

Enclosed are the semiannual reports for the Parnassus Funds. It has been a difficult quarter, but I think you’ll find the reports make for interesting reading. Our reports will let you know about the companies we invest in and how we are structuring our portfolios. Below is a photograph of a recent reunion of our interns.

Seated (from left to right): Robby Klaber, Sherry Chen, Andrea Reichert, Jerome Dodson, Jeanine Cotter, Lori Keith and Ryan Wilsey. Standing (from left to right): Brian French, Billy Hwan, Matthew Gershuny, Ben Allen, Todd Ahlsten, David Pogran, Ian Sexsmith, Minh Bui, Romahlo Wilson and Nick Gallus.

Interns

We have several top-notch interns helping our team this summer. Nick Gallus is an MBA candidate at the Haas School of Business at the University of California, Berkeley. His previous work experience includes five years at Piper Jaffray in Minneapolis, where he was most recently an analyst covering Internet stocks. Nick received an undergraduate business degree from the University of Minnesota, while volunteering as a mentor at the Carlson School of Management. He is an avid outdoor enthusiast, who enjoys hiking, mountain biking and skiing.

Semiannual Report • 2012	PARNASSUS FUNDS

Sherry Chen is also an MBA candidate at the Haas School of Business at the University of California, Berkeley. In her spare time, she works for the Berkeley Student Food Collective, which sells locally-sourced food on campus. Sherry graduated cum laude from Harvard College with a degree in economics. Her experience includes work as a private equity associate at Clarity Partners in Los Angeles, an investment banking analyst at Citigroup in New York and a writer for the Let’s Go travel guide for China.

For the first time, we also have an Environmental, Social and Governance intern working with us this summer. Grace Chang is working towards an MBA and an MA in Conflict Resolution at the University of Oregon. She graduated from Swarthmore College with a BA degree in political science. Her background includes public policy research analysis, and she is a disability rights advocate, bicycling enthusiast and yoga practitioner.

Finally, I would like to thank all of you for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS FUND

Ticker: PARNX

As of June 30, 2012, the net asset value per share (“NAV”) of the Parnassus Fund was $39.38, so the total return for the quarter was a loss of 4.90%. This compares to a loss of 2.75% for the S&P 500 Index (“S&P 500”) and a loss of 4.71% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, we were more than two percentage points behind the S&P 500, but very close to the Lipper average.

For the year-to-date, we are still ahead of both the S&P 500 and the Lipper average, as we have gained 11.78%, compared to 9.49% for the S&P 500 and 7.11% for the Lipper average. Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. We’re ahead of both benchmarks for the one- and five-year periods, and we’re ahead of the Lipper average for the three-year period, but we’re slightly behind the S&P 500 for the three-year period. We’re also slightly behind both benchmarks for the ten-year period.

Company Analysis

Four companies hurt the Fund the most, each cutting 30¢ or more from the NAV. Three are involved in telecommunications and one is an oil-and-gas producer.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2012

Parnassus Fund	5.74	16.08	3.07	4.96	0.94	0.94

S&P 500 Index	5.45	16.39	0.22	5.32	NA	NA

Lipper Multi-Cap Core Average	-1.69	14.19	-0.99	5.29	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Finisar caused the most damage, slicing 71¢ off the value of each fund share, as its stock sank 25.8% from $20.15 to $14.96. The company makes optical equipment used in telecommunications, and its customers delayed investing in additional network capacity because they are hesitant to commit significant sums of money while the economy remains weak. Since 2008, Internet traffic has tripled, but network investments by telecommunications providers have not kept pace with this growth. At some point, though, the strain of all the increased traffic will force big investments, and they will look to Finisar for the company’s excellent products.

Oil-and-gas producer W&T Offshore cut 41¢ from each fund share, as its stock slumped 27.4% from $21.08 to $15.30. Crude oil prices dropped sharply during the quarter from $105 to $85 per barrel, because of concerns about a slowing global economy, so earnings slumped. Despite lower oil prices, the company has made a lot of operational progress, including drilling 18 wells during the quarter (all of them successful) and acquiring attractive energy properties at distressed prices. Once economic conditions and energy prices improve, W&T will be in a strong position and the stock should move higher.

Networking-giant Cisco Systems saw its stock sink 18.8% from $21.15 to $17.17, knocking 31¢ off the NAV. Declining demand for its networking equipment prompted management to lower revenue guidance, and investors worried about longer sales cycles and competition in its enterprise and government segments. Despite

Semiannual Report • 2012	PARNASSUS FUNDS

these near-term concerns, Cisco remains the market leader in networking and data-center equipment and is poised to benefit as Internet traffic grows. High costs for a customer to switch to a competitor, massive scale and a large global sales force create a strong competitive advantage for Cisco. At nine times this year’s earnings estimates, the stock is trading near the bottom of its five-year valuation range; we believe there is significant upside in the stock.

Qualcomm provides software and designs semiconductors for manufacturers of cellular telephones. Its stock sank 18.1% from $68.02 to $55.68, while slicing 30¢ off the value of each Parnassus share. The weak economy caused Qualcomm’s customers to sell fewer handsets, which hurt Qualcomm’s license revenue. Its semiconductor business also struggled because it couldn’t fill all of its orders, due to a shortage of its new 28-nanometer semiconductors. The silver-lining here is that demand is very strong. Customers like the new higher-speed chip that uses less power. Since its manufacturing partners are urgently increasing capacity to meet demand, we should see significantly higher profits this year.

Despite the difficult quarter, our three homebuilding stocks moved much higher, each contributing 32¢ or more to the NAV. PulteGroup added 35¢, as its stock climbed 20.9% from $8.85 to $10.70, while Toll Brothers contributed 34¢, with its stock rising 23.9% from $23.99 to $29.73. DR Horton moved each fund share higher by 32¢, since its stock rose 21.2% from $15.17 to $18.38.

The homebuilding stocks moved up at the beginning of the quarter on hopes for a housing recovery, then pulled back after the economy created fewer jobs than expected. In June, though, the stocks moved higher again, as new housing starts reached a two-year high, and pending home sales also climbed to their highest level in the last two years. The influential Case-Shiller index showed that home prices increased for the first time in eight months. Low home prices, rising rents and low mortgage rates are creating powerful inducements for potential buyers.

Outlook and Strategy

Note: This section represents the thoughts of Jerome L. Dodson and applies to the three funds that he manages: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers discuss their thoughts in their respective reports.

Housing has a special role in the American economy. It leads us in and out of recessions, creates booms and busts and also is a tool of monetary policy wielded by the Federal Reserve System (“the Fed”).

As we have seen, housing created the boom that ended in late 2007. Housing prices skyrocketed during that period, and bankers would lend to almost anyone who was breathing. Some people bought homes as an investment, and others bought homes to shelter their families. Far too many, though, bought houses as a speculation. The difference between an investor and a speculator is that an investor buys a house with a longer-term perspective, so he or she can receive the rental income it provides and make loan payments out of the rental income. A speculator buys a house without worrying about collecting rent to cover mortgage payments and other expenses, but buys that house only in the hope that it will soon appreciate in value, and he will be able to sell it to the next speculator at a higher price. (This is sometimes known as the greater fool theory, since one fool overpays for a house in the hopes of selling it to a greater fool in the near future.) This orgy of speculation ended badly in 2008, as people could no longer make payments on

Parnassus Fund Sector Weightings as of June 30, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Finisar Corp.	5.4%

Ciena Corp.	5.3%

PulteGroup Inc.	5.2%

DR Horton Inc.	4.3%

Applied Materials Inc.	4.2%

Toll Brothers Inc.	4.1%

Wells Fargo & Co.	4.1%

Gilead Sciences Inc.	4.0%

Walgreen Co.	4.0%

Riverbed Technology Inc.	3.7%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2012

their loans and banks started to foreclose. At first, it was just the speculators who got wiped out, then the investors who could no longer rent their houses for enough to cover their costs. Next to go were the people who bought a house to live in, but paid more than they could afford. Finally, foreclosures hit people who bought a house they could afford, but they lost their jobs or suffered other financial calamities.

The crash of ‘08 was different than most other housing recessions, because of its severity and because it was not caused by the Fed. What usually happens is that the Fed sees speculation creeping into the system, so it decides to raise interest rates. Because housing is so sensitive to interest rates, it’s the first sector to go. As soon as interest rates rise, housing starts decline. This causes the economy to slow down and, sometimes, go into a recession. This happens because housing is so central to our economy.

When construction drops, virtually every other sector of the economy is affected. Bricklayers, carpenters, plumbers and electricians have less work. Fewer people buy furniture, home appliances, pots and pans, dishes, drapes and rugs, and so on throughout the economy.

Once the Fed senses that the economy has slowed down enough or is even close to a recession, it takes its foot off the brakes and steps on the gas pedal by reducing interest rates. Most of the time, this means more houses get built and people start buying all that stuff that goes with buying a new house. The economy comes back to life.

This time, though, it’s not working. The Fed didn’t raise interest rates to cool off the economy. Fed Chairman Alan Greenspan, who was widely admired at the time for our apparent prosperity, didn’t raise rates. He let the speculation continue, and the irrational exuberance was finally curtailed, not by higher interest rates, but by a mountain of bad loans crashing down on the banking system and paralyzing the economy.

Had Greenspan raised interest rates before the speculation got out of control, it would have been much easier to revive the economy. Interest rates are now very low, but not enough people are buying homes. Bankers have a lot of money to lend, but they’re not lending with wild abandon like they did in the 2004-2007 period. It’s not just that they’re more careful than they were during the boom, they’re over-cautious and, sometimes, won’t even lend to good credit risks.

Homebuilders are also having trouble. Too many homes were built during the boom, so we have excess capacity. They built houses for speculators—not just homeowners. Since not many new homes are being sold, people aren’t buying all that other stuff that drives the economy.

As I indicated in my last quarterly report, we need some of John Maynard Keynes’ “animal spirits” to get the economy moving again. This is not easy at the present time. Bankers are reluctant to lend and businesses are reluctant to invest, even though earnings are good and corporations have a lot of cash on their balance sheets. It’s as if everyone had been chastened by the last orgy of speculation, and no one wants to take any chances.

Casting a pall over the economy is the situation in Europe. Each day, we hear more bad news about Greece, Spain, Italy, Ireland and all the others. Sometimes there’s good news, that there’s going to be a new development, then there’s bad news that nothing can be done.

In addition to the sick men of Europe, we have bad news at home. We aren’t creating enough new jobs, and in June, it looked like U.S. manufacturing had contracted after two years of expansion.

Despite all the economic bad news, I’m more optimistic now than I’ve been in the last two years. Our portfolio is positioned for a strong economic recovery that will start this year. Here is what I see happening.

Housing will pull the economy out of its slump, just as it always has—but it’s taking much longer than usual. I live in San Francisco and home prices are moving sharply higher, especially in areas favored by employees of technology firms like Google, Facebook and Apple. Prices in Silicon Valley are also moving upward. Higher home prices are not just a West Coast phenomenon fueled by technology firms. Higher home prices are spreading to other areas of the country from New York to Miami. Right now, this is just happening to the more desirable areas of the country, but it will spread to other areas as well.

Semiannual Report • 2012	PARNASSUS FUNDS

Right now, demand is picking up for housing. Interest rates are low, and homes are more affordable now than they have been in years. Rents have moved much higher in many parts of the country, and in some places, it will be cheaper to own than to rent. This demand is having a big impact on supply. For years now, less than 600,000 homes per year have been under construction. We need about 1.5 million a year, just to accommodate our population growth. In my view, the excess capacity created during the boom is about to disappear. While it’s true that in some parts of the country, there are many foreclosed homes for sale, in other parts of the country, there are very few homes on the market. Supply and demand are uneven across the nation, but taken as a whole, I think there will soon be more demand than supply.

If I’m right, there will be a surge in home construction. Housing will take off and jump-start the economy. It will take some animal spirits, but I think we’ll start feeling them in the very near future.

Our portfolio is positioned for this upturn, as we have major investments in homebuilders, information technology, telecommunications and financial services. All these stocks should do well when the economy recovers.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2012, the NAV of the Parnassus Equity Income Fund-Investor Shares was $27.91. After taking dividends into account, the total return for the second quarter was a loss of 0.96%. This compares to a decline of 2.75% for the S&P 500 Index (“S&P 500”) and a drop of 2.18% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”). We’re pleased that the Fund provided good downside protection during the volatile second quarter. For the first half of 2012, the Fund rose 6.59% versus a gain of 9.49% for the S&P 500 and 6.34% for the Lipper average.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2012

Parnassus Equity Income Fund Investor Shares	5.23	13.71	4.11	7.40	0.94	0.94

Parnassus Equity Income Fund Institutional Shares	5.46	13.95	4.34	7.54	0.70	0.70

S&P 500 Index	5.45	16.39	0.22	5.32	NA	NA

Lipper Equity Income Fund Average	3.08	15.21	0.24	5.78	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 6.48%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2013 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

Our job is to build wealth for shareholders by owning high-quality companies that have attractive growth opportunities and sustainable competitive advantages. While our 13.71% annual gain over the past three years is less than the return of the S&P 500, we feel that the Fund’s performance is adequate, given its quality bias and attention to risk management. The Fund’s five- and ten-year returns substantially exceed the S&P 500’s gains for the same periods.

At left is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five-, and ten-year periods.

Second Quarter Review

For the second quarter, the S&P 500 logged a relatively modest 2.8% loss. Disappointing U.S. economic data and fears of a worsening of the European debt crisis drove the market to a 9.3% drop by June 1st. A subsequent month-long rally erased most of this early drop. The mood of the market quickly improved based on hopes of increased cooperation among European policy makers and very strong domestic corporate earnings.

The Fund registered a 1.0% loss for the quarter, which was 1.8 and 1.2 percentage points better than the index and Lipper peer group, respectively. The biggest driver of our outperformance was the technology sector, which boosted our return relative to the S&P 500 by 68 basis points (one basis point equals 0.01%). The big tech winners for us, VeriSign, MasterCard and Paychex, all have highly defensible franchises and predictable revenue streams. We expect that companies with stable characteristics such as these will continue to increase in value, given the unusually high degree of uncertainty in the global economy. Our industrial sector investments also performed well, contributing 62 basis points of outperformance for the quarter. The big winner in that group, Iron Mountain, is discussed below in detail.

Semiannual Report • 2012	PARNASSUS FUNDS

Company Analysis

There were two stocks that reduced the NAV by at least 11¢ during the quarter. Qualcomm, a company that provides semiconductors and software for mobile devices, reduced the Fund’s NAV by 11¢ as the stock fell 18.1% to $55.68 from $68.02 per share. After a great start to 2012, smartphone sales growth slowed during the second quarter as the global economy weakened and consumers waited for new models. Since Qualcomm earns a royalty on sales of mobile devices, the company’s growth expectations declined, pushing the stock lower.

Qualcomm’s semiconductor division faced a separate challenge. The company’s foundry partners failed to build enough chipsets to fulfill Qualcomm’s customers’ orders. These chipsets are selling rapidly, because they help mobile devices power multimedia and wireless connectivity, and extend battery life. We anticipate that smartphone sales will increase during the second half of 2012, as new models are introduced, and that the foundries will add enough capacity to fulfill Qualcomm’s orders. For these reasons, we like Qualcomm’s prospects for the rest of the year.

Surprisingly, the Fund’s second largest loser was Procter & Gamble (“P&G”). This company typically outperforms during stock market declines because of its predictable global brands such as Crest, Gillette, Tide and Pampers. P&G’s stock fell 8.9% for the quarter from $67.21 to $61.25 per share and trimmed the Fund’s NAV by 11¢. The company has faced several headwinds recently, including a weakening global economy and market share losses in several categories, such as laundry, men’s shaving and skin care.

Given P&G’s subpar performance, we had tough questions for management during a May meeting at our office in San Francisco. P&G has fantastic brands, but its prices in some cases are too high versus competing products. Currently, about 80% of P&G’s products in the U.S. are priced at a premium to branded competitors’ products, leading some customers to buy lower priced alternatives. In our meeting, P&G’s management discussed a host of actions, including targeted price cuts, innovation, promotion and cost cutting programs, that should help stem share losses and increase earnings.

While it may take a few quarters to see tangible results, P&G owns fantastic global brands and the company’s actions should halt the market share loss. Considering that P&G has increased dividends every year since 1957 and has a legacy of innovation, investors seem overly pessimistic regarding the company’s prospects. We think P&G is a bargain, trading at a price-to-earnings (PE) ratio of 15x estimated fiscal 2012 earnings and providing a 3.8% dividend yield, so we bought more of the stock during the quarter.

The Fund had five winners that added at least 8¢ to the NAV during the quarter. Gen-Probe, a maker of equipment to diagnose human diseases, soared 19.5% from $66.41 to $79.37 per share and boosted the Fund’s NAV by 11¢. The company accepted a buyout offer from Hologic in April, so we sold our shares. Gen-Probe was a fantastic investment for the Fund, as we began buying shares in August of 2009 for around $38 per share. Matt Gershuny, Portfolio Manager of the Parnassus Mid-Cap Fund and a Senior Research Analyst, did an outstanding job helping us manage this investment.

McCormick, the spice and seasoning company, had a strong quarter, rising 11.4% to $60.65 from $54.43 and boosting the NAV by 9¢.

Parnassus Equity Income Fund Sector Weightings as of June 30, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Gilead Sciences Inc.	4.7%

PepsiCo Inc.	4.7%

Procter & Gamble Co.	4.5%

Waste Management Inc.	4.3%

Teleflex Inc.	3.8%

Applied Materials Inc.	3.5%

Questar Corp.	3.3%

CVS Caremark Corp.	3.3%

Google Inc.	3.2%

Sysco Corp.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2012

McCormick’s brand strength remains solid. Their customers are buying more of the company’s products, despite the fact that management has increased prices to offset higher costs.

Records and document management company Iron Mountain had an outstanding quarter as its stock rose 14.4% to $32.96 from $28.80, while increasing the NAV by 9¢. The stock moved higher in early June when management announced a plan to convert the company into a real estate investment trust. The conversion, if approved by the U.S. government, would occur at the earliest on January 1, 2014, and would enable Iron Mountain to significantly lower its tax rate and increase its dividend.

VeriSign, the Internet company that operates registry services for domain names, contributed 8¢ to the NAV, as the stock rose 13.6% for the quarter from $38.34 to $43.57 per share. During the quarter, VeriSign’s regulator, ICANN, approved the renewal of the company’s .com contract for another six years. This secures a large, predictable earnings stream for VeriSign.

Salt Lake City-based Questar, a natural gas company, rose 8.3% during the quarter from $19.26 to $20.86, increasing the NAV by 8¢. Questar’s Wexpro division, which drills natural gas wells at a regulated 20% pre-tax return on equity, continues to grow earnings. Meanwhile, the company’s utility and natural gas pipeline businesses provide a stable stream of earnings to support Questar’s 3.1% dividend.

Outlook and Strategy

Our investment philosophy is to make as much money as possible for our shareholders, while shielding the Fund as best we can from large potential losses. Regarding the latter, we think the most significant investment risks are related to consumer spending in the United States, the debt crisis in Europe and a potential sharp deceleration in China’s growth. Our strategy is to avoid companies that would be most impacted by these macro themes, while remaining fully invested in businesses with attractive long-term prospects.

The consumer spending issue is actually related to a major strength in the economy: record high corporate profitability. Amazingly, annual corporate profits in our country now exceed $1.6 trillion. At 11% of GDP, companies in aggregate are almost twice as profitable now as they were in the 1990s, a decade known for large productivity gains and growth. As managers of an equity portfolio, we’re delighted that businesses, including those in the Fund, are making a lot of money. However, we’re concerned that high profits have been enabled in large part by low compensation.

Economic data confirms this relationship between profits and wages. While aggregate profits are at an all-time high, total wages as a percentage of GDP are at an all-time low of 44%. The best remedy for this problem is for companies to start hiring aggressively. While we hope this happens soon, the recent data doesn’t look good. In May and June, the country added just 69,000 and 80,000 jobs, respectively, well below the 200,000 required to drive down the unemployment rate. For now, massive government deficit spending is offsetting low compensation, and helping corporate earnings stay high, but clearly such an economic model isn’t sustainable.

Without an improvement in the job market, it’s unlikely that consumers as a whole will meaningfully increase spending from current levels. We’re especially concerned about how this might impact companies that sell discretionary products. For this reason, our consumer-related investments are heavily skewed toward companies that sell staples, like PepsiCo and Proctor & Gamble, and we’re significantly underexposed to consumer discretionary stocks, relative to the index.

While European leaders promised in late June, during their 19th summit on the topic, to more forcefully address their continent’s debt crisis, we still think they’re a long way from a lasting solution. In our view, the U.S. companies most at risk from a worsening of the Euro-zone crisis are banks that have significant European exposure, both to sovereign and corporate borrowers. This is one of the key reasons why the Fund doesn’t currently own any large multinational banks. Our financial exposure at quarter-end was limited to just two companies, Charles Schwab and SEI Investments, both of which should hold up relatively well even if the European crisis gets worse.

The final key risk area is China, whose economy is supported by enormous exports to the developed world, especially the U.S. and Europe. Clearly, if our concerns about the U.S. consumer and European debt markets prove true, China will experience a setback, because their exports would shrink. A sign that this slowdown may already be starting is the central bank of China’s recent surprise interest rate cut, the second in just one month.

Semiannual Report • 2012	PARNASSUS FUNDS

Since growth in China, along with other emerging market economies, has been offsetting sluggishness in the developed world, a slowdown there could have serious repercussions to the global economy and financial markets. This would be especially true for energy companies, which have benefitted from China’s seemingly insatiable demand for commodities. In light of this risk, the Fund is significantly underweighted the energy sector, relative to the index.

Our time-tested process and long-tenured team have produced a portfolio of 40 companies across a wide range of industries. We think these businesses have terrific potential for long-term growth, defensible competitive positions and top-notch management teams. So even if the bearish scenarios detailed above play out, we’re confident in the long-term business prospects of our Fund holdings.

We thank you for your investment in the Fund,

Todd C. Ahlsten	Benjamin E. Allen
Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of June 30, 2012, the NAV of the Parnassus Mid-Cap Fund was $19.53, so the total return for the quarter was a loss of 1.76%. This compares to a loss of 4.40% for the Russell Midcap Index (“Russell”) and a loss of 4.71% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). We’re pleased that the Fund outperformed its benchmarks by such a wide margin this quarter.

For the year-to-date, the Fund is well ahead of its benchmarks, rising 10.40% compared to 7.97% for the Russell and 7.11% for the Lipper average. The Fund’s longer-term performance also remains excellent. The Fund has handily outperformed the Lipper average in the one-, three- and five-year periods and for the period since inception, and the Russell in the one- and five-year periods and for the period since inception. In the three-year period, the Fund’s annual return is only slightly behind the Russell.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Second Quarter Review

Domestic equity markets declined in the second quarter. Investors focused on disappointing U.S. economic news, including weak manufacturing data and anemic jobs creation. They were also worried about a potential “fiscal cliff” in early 2013, which refers to policy changes that will raise taxes and lower spending. These actions could reduce gross domestic product (GDP) by as much as four percentage points next year, sending the country back into recession.

Mid-cap stocks had a relatively weak quarter, as the Russell fell 4.40%. The Russell was also volatile, falling 10.34% through June 4th, before jumping 6.65% at quarter-end. The market rallied at quarter-end because of record corporate profits here in the United States and indications that European leaders were working to solve their fiscal problems.

The Fund outperformed the Russell by 264 basis points (one basis point equals 0.01%) and the Lipper average by 295 basis points. Risky assets fell a lot during the quarter, so the Fund benefited from our strategy of owning less risky companies with larger market values and higher returns on capital. As usual, stock selection had a greater influence on the Fund’s return than sector allocation. Our holdings in the industrials, information technology and materials sectors helped us the most this quarter, increasing our return relative to the Russell by 225 basis points. Strong stock picking in the consumer discretionary and materials sectors also boosted performance, contributing 71 and 58 basis points, respectively.

One area of weakness for the Fund this quarter was the financial sector, which cost us 103 basis points. We underweighted the sector, but unfortunately, the sector outperformed the overall index. Making matters worse, the financial stocks we did own underperformed their sector peers.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2012

Parnassus Mid-Cap Fund	2.96	19.18	4.29	6.64	1.24	1.20

Russell Midcap Index	-1.65	19.44	1.06	6.37	NA	NA

Lipper Multi-Cap Core Average	-1.69	14.19	-0.99	4.05	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Semiannual Report • 2012	PARNASSUS FUNDS

Company Analysis

Three stocks reduced the Fund’s NAV by 10¢ or more in the quarter, while three stocks added at least 8¢ to the NAV. The stock that hurt us the most was Check Point Software Technologies, a leading provider of enterprise network security products. The stock plunged 22.3% from $63.84 to $49.59, taking 12¢ from each fund share. Check Point reported weaker than expected product license growth, as customers delayed orders ahead of the company’s release of its new security operating system. The company’s shift to a subscription model also hurt revenue growth during the quarter, since only a portion of the revenue from subscription product sales is recognized upfront. Despite these short-term issues, we’re hanging onto the stock, because the fundamental demand for Check Point’s products remains excellent, and its competitive advantage is intact.

First Horizon, a Tennessee-based bank, fell 16.7% from $10.38 to $8.65, cutting 11¢ from the NAV. Its shares fell because of continuing concern about the bank’s exposure to mortgages and home-equity loans in the national market. On June 25th, the bank addressed the concern, announcing that it would take a $250 million charge to build a reserve against future losses. Investors were relieved that the amount was manageable, and the stock jumped 9.4% from $7.91 on June 25th to $8.65 at quarter-end. We believe that the stock will continue to rise, as investors focus on the bank’s core Tennessee operation, which is well-managed and profitable.

Valeant Pharmaceuticals, a specialty drug company, dropped 16.6% from $53.69 to $44.79, reducing each fund share by 10¢. Management issued weaker than expected revenue guidance during the quarter, souring investor sentiment. The issues included price declines in several of Valeant’s overseas generics markets, and patent expirations for a few of its products. We remain bullish on this well-managed business because the company is diversifying its product offering and entering into new markets.

Our biggest winner this quarter was Gen-Probe, a San Diego-based medical technology company that sells molecular diagnostic products for blood screening and disease detection. This investment increased the Fund’s NAV by 9¢, as its stock surged 21.4% from $66.41 to our average selling price of $80.60. The stock went up, when management accepted a buyout offer from medical device maker Hologic in April. We sold our position on this news, believing the shares were fairly valued.

Records and document management company Iron Mountain also contributed 9¢ to the NAV, as its stock jumped 14.4% to $32.96 from $28.80. The shares rose in early June when management announced a plan to convert the company into a REIT (real estate investment trust). We expect the conversion to be approved by the U.S. government sometime in 2013, and for the conversions to occur in early 2014. We are holding onto the stock because the conversion will allow the company to generate substantial tax savings and increase its dividend payments.

Our third largest winner was Scripps Networks, best known for its Food Network, Home and Garden Television (HGTV) and Travel channels. The stock rose 16.8% during the quarter, from $48.69 to $56.86, contributing 8¢ to the NAV. Scripps’ channels have experienced strong ratings and subscriber growth, allowing the company to negotiate higher affiliate fees and command more advertising revenue. Management’s large share repurchase during the quarter was also viewed favorably by investors.

Parnassus Mid-Cap Fund Sector Weightings as of June 30, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Teleflex Inc.	4.1%

Waste Management Inc.	4.1%

Questar Corp.	3.7%

Iron Mountain Inc.	3.4%

Sysco Corp.	3.3%

Insperity Inc.	3.2%

Valeant Pharmaceuticals International Inc.	3.2%

First Horizon National Corp.	3.2%

SEI Investments Co.	3.1%

Applied Materials Inc.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2012

Outlook and Strategy

Mid-cap stocks are cheaper after the second quarter’s correction, but we remain cautious on the market. Here in the United States, we are most concerned about weak job creation. From April to June, the United States produced an average of just 75,000 jobs per month, well below the average 226,000 jobs created per month from January to March. As a result, the unemployment rate remains at 8.2%, an unusually high level considering that the economy hasn’t been in recession for two years. Without jobs creation, economic growth will be muted, because people can’t afford to buy or build homes and spend money on discretionary goods and services.

The fiscal cliff in early 2013 is also worrisome. While the most likely outcome is a stop-gap measure that postpones permanent policy changes until later in 2013, the odds of a congressional stalemate are higher than normal this time around, because the issue will likely become politicized given the upcoming election. If Congress doesn’t approve a stop-gap measure, the economy could slow drastically.

Uncertainty in Europe and China are further dampening our market outlook. European leaders have been dragging their feet on addressing their continent’s debt crisis, and it appears that they are still far from a resolution. China’s export-driven economy is vulnerable because of softening consumer spending in the United States and Europe, and the country’s real estate bubble could soon burst. While the Fund’s holdings intentionally have little direct exposure to China and Europe, the overall stock market will move lower if these issues worsen.

Our portfolio is built from the bottom-up, by selecting securities that we believe will perform well regardless of the economic environment. We remain overweight, relative to the Russell, in industrial and information technology stocks, owning businesses in these sectors that are well-positioned to capture increasing share in growing end-markets. For the second consecutive quarter, we have increased our energy exposure. Despite economic uncertainty, we appreciate the long-term value of these companies’ assets, especially natural gas holdings, which have been under pressure lately due to over-supply in the market. We remain underweight in the financial and consumer discretionary sectors, where few companies meet our investment criteria, and where earnings could go down sharply if the economy deteriorates.

We spend much of our time identifying well-managed businesses with good growth prospects and competitive advantages. Our strategy is to initiate positions in these stocks when they trade at attractive valuations, add to these positions when the stocks go down, and sell off the positions when the stocks become too expensive. We are confident that this process will continue to provide investors with long-term outperformance, by providing downside protection in falling markets and upside participation in rising markets.

Thank you for your investment in the Parnassus Mid-Cap Fund,

Matthew D. Gershuny	Lori A. Keith
Portfolio Manager	Portfolio Manager

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of June 30, 2012, the NAV of the Parnassus Small-Cap Fund was $21.81, so the total return for the second quarter was a loss of 7.15%. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) had a loss of 3.47% and the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”) had a loss of 5.08%. For the quarter, we were substantially behind both benchmarks.

Despite our poor showing in the second quarter, we are still ahead of both indices for the year-to-date. The Small-Cap Fund is up 8.62% compared to 8.53% for the Russell 2000 and 6.29% for the Lipper average. Below is a table comparing the Parnassus Small-Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception. As you can see from the table, we are substantially behind the benchmarks for the one-year period. For the three-year period, we are about a percentage point behind the Russell 2000, but we are in-line with the Lipper average. We are well ahead of both benchmarks for the five-year period and for the period since inception.

Company Analysis

Five stocks hurt the Small-Cap Fund the most during the quarter, with each of them cutting 20¢ or more off the NAV. No company made a substantial contribution to the Fund by contributing 20¢ or more.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2012

Parnassus Small-Cap Fund	-7.70	16.84	4.45	7.66	1.22	1.20

Russell 2000 Index	-2.08	17.80	0.54	5.97	NA	NA

Lipper Small-Cap Core Average	-3.77	16.88	0.07	5.57	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Finisar caused the most damage, slicing 40¢ off the value of each fund share, as its stock price sank 25.8% from $20.15 to $14.96. The company makes optical equipment used in telecommunications, and its customers delayed investing in additional network capacity because they are hesitant to commit significant sums of money while the economy remains weak. Since 2008, Internet traffic has tripled, but network investments by telecommunications providers have not kept pace with this growth. At some point, though, the strain of all the increased traffic will force big investments, and they will look to Finisar for the company’s excellent products.

ClickSoftware’s stock slid 36.2% from $12.68 to $8.09 for a loss of 22¢ for each fund share. The company makes software used by utilities and delivery companies to make their vehicle routes more efficient. Revenue growth slowed at the firm as prospective customers delayed orders because of the weak economy. Profitability slumped because the company increased its research spending to develop new features to attract more customers. Once the economy improves and the new features are available with the software, ClickSoftware should return to its historical growth rate of 20%.

Harmonic, a provider of video transmission and editing equipment, dropped 22.1% from $5.47 to $4.26, chopping 21¢ off the NAV. First quarter revenue declined 11%, as the weak economy caused European customers to pull back on spending. Harmonic’s customers are television-broadcasters,

PARNASSUS FUNDS	Semiannual Report • 2012

cable-networks and telecommunications-providers, whose customers want special features such as video-on-demand and Internet-streaming video. Harmonic provides equipment for these features, so revenue should start growing again as the economy picks up.

First Horizon, a Tennessee-based bank, subtracted 21¢ from the NAV, as its shares fell 16.7% from $10.38 to $8.65. During the previous real-estate boom, the company expanded far beyond its local roots and began originating mortgages on a national basis with disastrous consequences during the housing bust. First Horizon closed down its national operations a couple of years ago, but it’s still suffering losses from those former operations. The company recently took a charge of $250 million, indicating that would cover the losses from its former national division, and the stock jumped 9.3% from $7.91 to $8.65. First Horizon has strong earnings power in its home market where it is the market leader, and we think this potential should move the stock higher.

Oil-and-gas producer W&T Offshore cut 20¢ from each fund share, as its stock slumped 27.4% from $21.08 to $15.30. Crude oil prices dropped sharply during the quarter, from $105 to $85 per barrel, because of concerns about a slowing global economy, so earnings slumped. Despite lower oil prices, the company has made a lot of operational progress, including drilling 18 wells during the quarter (all of them successful) and acquiring attractive energy properties at distressed prices. Once economic conditions and energy prices improve, W&T will be in a strong position and the stock should move higher.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund Sector Weightings as of June 30, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

PulteGroup Inc.	4.9%

Finisar Corp.	4.9%

Ciena Corp.	4.6%

First Horizon National Corp.	4.1%

VCA Antech Inc.	4.0%

EZchip Semiconductor Ltd.	4.0%

Insperity Inc.	3.8%

First American Financial Corp.	3.7%

Questar Corp.	3.4%

Harmonic Inc.	3.3%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of June 30, 2012, the NAV of the Parnassus Workplace Fund was $21.46, so the total return for the second quarter was a loss of 5.21%. This compares to a loss of 2.75% for the S&P 500 Index (“S&P 500”) and a loss of 3.95% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). So for the quarter, we lagged both benchmarks by a substantial margin.

For the year-to-date, the Workplace Fund is slightly behind the S&P 500, but well ahead of the Lipper average. Since the first of the year, the Fund is up 9.27%, while the S&P 500 is up 9.49% and the Lipper average is up 7.95%. Below is a table comparing the Workplace Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods, as well as for the period since inception. The Fund is behind the S&P 500 for the one- and three-year periods, but substantially ahead of the S&P 500 for the five-year period and the period since inception. The Workplace Fund is ahead of the Lipper average for all time periods.

Company Analysis

Four companies had the biggest negative impact on the Fund, with each of them taking 13¢ or more off the NAV. The most significant loss came from Qualcomm. Qualcomm provides software and designs semiconductors for manufacturers of cellular telephones. Its stock sank 18.1% from $68.02 to $55.68, while slicing 16¢ off the value of each Parnassus Workplace Fund share. The weak economy caused Qualcomm’s customers to sell fewer handsets, which hurt Qualcomm’s license

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2012

Parnassus Workplace Fund	4.04	16.03	6.43	7.97	1.16	1.16

S&P 500 Index	5.45	16.39	0.22	3.91	NA	NA

Lipper Large-Cap Core Average	1.89	13.82	-0.71	3.78	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

revenue. Its semiconductor business also struggled because it couldn’t fill all of its orders due to a shortage of its new 28-nanometer semiconductors. The silver-lining here is that demand is very strong. Customers like the new higher-speed chip that uses less power. Since its manufacturing partners are urgently increasing capacity to meet demand, we should see significantly higher profits this year.

Networking-giant Cisco Systems saw its stock sink 18.8% from $21.15 to $17.17, knocking 16¢ off the NAV. Declining demand for its networking equipment prompted management to lower revenue guidance, and investors worried about longer sales cycles and competition in its enterprise and government segments. Despite these near-term concerns, Cisco remains the market leader in networking and data-center equipment and is poised to benefit as Internet traffic grows. High customer switching costs, massive scale and a large global sales force create a strong competitive advantage for Cisco. At nine times this year’s earnings estimates, the stock is trading near the bottom of its five-year valuation range; we believe there is significant upside in the stock.

First Horizon, a Tennessee-based bank, subtracted 16¢ from the NAV, as its shares fell 16.7% from $10.38 to $8.65. During the previous real-estate boom, the company expanded far beyond its local roots and began originating mortgages on a national basis with disastrous consequences

PARNASSUS FUNDS	Semiannual Report • 2012

during the housing bust. First Horizon closed down its national operations a couple of years ago, but it’s still suffering losses from those former operations. The company recently took a charge of $250 million, indicating that would cover the losses from its former national division, and the stock jumped 9.3% from $7.91 to $8.65. First Horizon has strong earnings power in its home market where it is the market leader, and we think this potential should move the stock higher.

Walgreen, the largest U.S. drugstore chain, fell 11.7% from $33.49 to $29.58, taking 13¢ away from the Fund’s NAV. Early in the quarter, the stock fell as Walgreen continued its long-running dispute with Express Scripts, a pharmacy-benefit manager, that used to have its customers’ prescriptions filled at Walgreen. Customers of Express Scripts used to account for 11% of Walgreen’s prescriptions, so the stock has declined quite a bit as the dispute drags on.

On June 19, Walgreen announced the acquisition of Alliance Boots, Europe’s leading drugstore-operator and drug-wholesaler. The stock dropped on this announcement, as investors were concerned about the European economy, and some thought that Walgreen had paid too much for the acquisition. We’re holding onto the stock, since we think that Walgreen and Express Scripts will eventually resolve their dispute, and we think that Alliance Boots is a valuable asset.

The only stock making a substantial positive contribution to the NAV during the quarter was Scripps Networks, a company best known for its Food Network , Home & Garden Television (HGTV) and Travel channels. The stock climbed 16.8% in the second quarter from $48.69 to $56.86 for a gain of 12¢ for each fund share. Scripps has experienced strong subscriber growth, allowing the company to negotiate higher affiliate fees and command more advertising revenue.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund Sector Weightings as of June 30, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Walgreen Co.	5.1%

Applied Materials Inc.	4.7%

Wells Fargo & Co.	4.6%

Capital One Financial Corp.	4.5%

Gilead Sciences Inc.	4.2%

Riverbed Technology Inc.	4.1%

Target Corp.	4.1%

Corning Inc.	4.0%

Intel Corp.	4.0%

SEI Investments Co.	4.0%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of June 30, 2012, the NAV of the Parnassus Fixed-Income Fund was $17.66. After taking dividends into account, the total return for the quarter was a gain of 2.67%. This compares to a gain of 2.56% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 2.26% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”). Since the beginning of the year, the total return for the Fund was 1.78% compared to a gain of 2.65% for the Barclays Capital Index and a gain of 3.62% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 2012, the 30-day subsidized SEC yield was 0.43% and the unsubsidized SEC yield was 0.32%.

Second Quarter Review

As with the past two years, the positive momentum of the first quarter didn’t last into the second quarter. Weaker global economic data and renewed financial concerns in the euro zone curtailed investors’ optimism. In the U.S., the Federal Open Market Committee (FOMC) adopted a more tepid economic outlook. At its June meeting, the FOMC cut its 2012 GDP growth forecast to a range of 1.9%-2.4% from its April projection of 2.4%-2.9%. In addition, the FOMC expects a slower improvement in the labor market for 2012. It now projects the unemployment rate to improve slightly from the current 8.2% to a range of 8.0%-8.2%, compared to its previous range of 7.8%-8.0%.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2012

Parnassus Fixed-Income Fund	6.72	6.78	6.14	5.73	0.81	0.75

Barclays Capital U.S. Government/Credit Bond Index	8.78	7.33	6.89	5.79	NA	NA

Lipper A-Rated Bond Fund Average	7.65	8.63	6.47	5.46	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2013, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Given this economic uncertainty, stocks, corporate bonds and other riskier assets underperformed compared to safer securities, such as government bonds. During the second quarter, strong demand for safer assets pushed Treasury bond prices higher and drove interest rates to new historic lows.

Yields on longer-dated Treasury bonds, such as the 10-year and 30-year bonds, decreased the most. The yield on the 10-year Treasury bond finished the quarter down 56 basis points to 1.65%, after hitting a record low of 1.44% on June 1. U.S. Treasury bonds returned 2.83% in the quarter, which was better than the returns of other fixed-income securities. For example, corporate bonds gained 2.52%, mortgage-backed securities (MBS) returned 1.08%, and commercial mortgage-backed securities (CMBS) were up only 0.86%.

Falling interest rates helped the Fund post a gain of 2.67% for the quarter. Our Treasury bonds were the biggest winners, adding 41¢ to the NAV, while corporate bonds contributed 8¢.

For the quarter, the Fund beat the Barclays Capital Index by 11 basis points and the Lipper average by 41 basis points. The Fund performed better than the Barclays Capital Index because the duration of our Treasury bonds was longer than the duration of the benchmark. A longer duration means that our Treasury bond prices had a greater positive impact from lower interest rates.

PARNASSUS FUNDS	Semiannual Report • 2012

The outperformance relative to the Lipper average came primarily from our higher weighting in the U.S. Treasury market. As of the end of the second quarter, U.S. Treasury bonds represented 56% of the Fund, while most of our peers had a greater exposure to corporate bonds and securitized assets, such as CMBS and MBS.

Outlook and Strategy

In my opinion, the risks to the U.S. economy and global economic growth continue to be weighted to the downside. I am worried that we are facing a dangerous combination of weakening global economic growth on top of a fragile financial system.

Most European economies are contracting and the economic momentum is deteriorating in both the U.S. and in the emerging markets.

The European sovereign and banking crisis has now spread from the peripheral countries to larger economies like Spain. I think that liquidity injections are not a panacea for the current crisis. Instead, increased fiscal and banking integration in the euro zone is likely to be a more sustainable solution. However, this would require major political actions, including treaty changes. Unfortunately, I think that this crisis will have to reach a more severe stage to convince European leaders to stop dithering.

In the meantime, economic uncertainties and further downside risks will likely remain elevated. Capital flight away from the euro zone and into other safe havens will also likely persist. Combined with an economic slowdown in the U.S. and in many other large economies, I think that this is an investment environment that should benefit safe assets such as U.S. government bonds.

Given my outlook for continued economic weaknesses, the Fund’s composition remains similar compared to the end of the first quarter.

U.S. Treasuries continue to be our largest holding, representing 56% of the Fund’s total net assets. The rest of the portfolio includes corporate bonds (29%), and cash and short-term securities (15%).

The Fund has currently no exposure to the U.S. mortgage bond market. While mortgage-backed securities (MBS) offer higher yields than U.S. Treasuries, I think that the prospect of further gains is limited for now. Refinancing activity has been slower than expected, pushing prices of MBS well above the prices at which they were originally sold.

The main risk of owning MBS at this point is that more homeowners take advantage of the historical low interest rates to refinance their loans. If refinancing activity picks up, holders of MBS will suffer losses, as the mortgages will be retired at the prices at which they were originally sold. I think that the risk of increased refinancing largely outweighs the potential of further capital gains. As a result, I prefer to wait for better investment opportunities to invest in that market.

As always, I remain vigilant to changes in the economic and financial outlook and will position the portfolio accordingly.

Thank you for your trust and investments in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

Parnassus Fixed-Income Fund Sector Weightings as of June 30, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2012	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

The stock market is like baseball: it’s all about the numbers. Investors who keep their eyes on the stock markets in Hong Kong and Shanghai should be especially wary of the numbers because the Chinese put a great deal of store in numerology. Lucky numbers are important. The Hong Kong government holds an auction of lucky vanity license plates every month. The plate with just an 8 on it went for more than $1 million. A house that has an 8 in its address will command a premium price. The 2008 Olympic Games opened in Beijing at 8:08 p.m. on August 8, 2008.

On June 4 of this year, the Shanghai stock market triggered a socially responsible reaction. The market closed down 64.89 points on that day, which some observers immediately connected to the government crackdown on students in Tiananmen Square on June 4, 1989. Not only that: sharp-eyed numerologists noted that the Shanghai Stock Exchange Composite Index opened that morning at 2346.98, which could be interpreted as the date of the crackdown written backwards, followed by the 23rd anniversary.

Bizarre as it sounds, there were those who put stock in the symbolism of the numbers. New York Times correspondent Keith Bradsher reported that one blogger sent this message: “I want to thank all the stock traders.” And another said: “Maybe God does exist.” The Chinese government took it seriously. It began blocking computer searches for such words as “stock market,” “Shanghai stock,” “index” and “silent tribute.”

It’s the first time I know of that a stock market index was linked to a human rights issue.

One thing I do keep an eye on are opinion pieces in The Economist, the British weekly that has seen its circulation go up, while competitors have declined or gone out of business. This magazine has usually been cool to corporate social responsibility (“CSR”). But in their May 19 issue, they conceded that CSR “is evolving and becoming less flaky.” Citing programs fielded by Nestle, Unilever and Procter & Gamble, the writer of the Schumpeter column concluded that CSR has come a long way from the time it “was just about public relations…today it is encouraging businesses to become more frugal in their use of resources and more imaginative in the way they think about competitive advantage.” High praise from an unlikely quarter.

Another sign of the times: Hitachi, the giant Japanese electronics company, has decided to re-organize its board of directors so that outsiders outnumber insiders for the first time in its 102 year history. About one-half of all Japanese publicly traded companies do not have a single outside director.

Walgreen, the nation’s largest drugstore chain (with 7,700 stores) is rolling out a renovation that will bring pharmacists out from behind the counter and onto the sales floor, where they will be able to counsel customers on use of their medications rather than hanging on the phone answering questions about insurance coverage…Walt Disney Company is introducing a new set of nutritional guidelines for advertising on its child-focused television channels, including all ABC television and radio stations, which it owns. Foods high in sugar, sodium and fat will no longer be permitted to advertise. The rules would bar products like Capri Sun drinks and Kraft Lunchables, both current advertisers on Disney stations. In addition, Disney said it would cut sodium by 25% in the children’s meals served at its amusement parks. Disney’s action drew high praise from the White House, where Michele Obama said: “Disney is doing what no major media company has ever done before in the U.S. – and what I hope every company will do going forward.”

Gilead Sciences, a leading biotech company, maintains a “global access program” that delivers HIV medications to people who need them worldwide, regardless of income or location. Since 2003 it has made these drugs available at substantially lower prices to patients in 130 countries. The company estimates that some 2.4 million people in developing countries are now receiving these medications to treat HIV…Procter & Gamble, the consumer goods behemoth (Gillette, Tide, Pampers et al.), reports that it has saved nearly $1 billion in operating costs from implementation of its environmental sustainability scorecard that measures such metrics as energy and water use, waste disposal and greenhouse gas emissions. P&G has pushed its suppliers to use the scorecard and now it is making it available to any company that asks for it…Another company engaged in measuring its environmental impact is Nike, king of the sportswear market. The Beaverton, Oregon-based company released a Sustainable Business Performance Summary, detailing progress that has been made and setting new goals. Nike has developed a new Manufacturing Index that elevates labor and environmental performance alongside traditional supply chain measurements. The company reported that over the past five years only 5% of factory audits turned up “serious, repeated violations.”

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Funds, and there is no affiliation between Parnassus and either publication.

PARNASSUS FUNDS	Semiannual Report • 2012

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2012 through June 30, 2012.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,117.80	$4.95
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.72
Parnassus Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,065.90	$4.83
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.72
Parnassus Equity Income Fund – Institutional Shares: Actual	$1,000.00	$1,066.90	$3.60
Hypothetical (5% before expenses)	$1,000.00	$1,021.38	$3.52
Parnassus Mid-Cap Fund: Actual	$1,000.00	$1,104.00	$6.28
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.02
Parnassus Small-Cap Fund: Actual	$1,000.00	$1,086.20	$6.22
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.02
Parnassus Workplace Fund: Actual	$1,000.00	$1,092.70	$6.04
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$5.82
Parnassus Fixed-Income Fund: Actual	$1,000.00	$1,017.80	$3.76
Hypothetical (5% before expenses)	$1,000.00	$1,021.13	$3.77

* Expenses are equal to the fund’s annualized expense ratio of 0.94%, 0.94%, 0.70%, 1.20%, 1.20%, 1.16% and 0.75% for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 182/366 (to reflect the one-half year period).

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of June 30, 2012 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Communications Equipment
240,000	QUALCOMM Inc.	3.6%	13,363,200

	Data Storage
1,700,000	Brocade Communications Systems Inc. [q]	2.3%	8,381,000

	Electronic Components
950,000	Corning Inc.	3.3%	12,283,500

	Entertainment
70,000	The Walt Disney Co.	0.9%	3,395,000

	Financial Services
125,000	Capital One Financial Corp.		6,832,500
350,000	Charles Schwab Corp.		4,525,500
435,000	First Horizon National Corp.		3,762,750
250,000	JPMorgan Chase & Co.		8,932,500
260,000	SEI Investments Co.		5,171,400
450,000	Wells Fargo & Co.		15,048,000

		12.0%	44,272,650

	Food Products
125,000	PepsiCo Inc.	2.4%	8,832,500

	Home Builders
860,000	DR Horton Inc.		15,806,800
1,800,000	PulteGroup Inc. [q]		19,260,000
515,000	Toll Brothers Inc. [q]		15,310,950

		13.6%	50,377,750

	Industrial Manufacturing
75,000	Teleflex Inc.	1.2%	4,568,250

	Insurance
135,633	Verisk Analytics Inc. [q]	1.8%	6,681,282

	Internet
23,000	Google Inc. [q]	3.6%	13,341,610

	Media
210,000	Scripps Networks Interactive Inc.	3.2%	11,940,600

	Networking Products
750,000	Cisco Systems Inc.		12,877,500
850,000	Riverbed Technology Inc. [q]		13,727,500

		7.2%	26,605,000

	Oil & Gas
690,000	W&T Offshore Inc.	2.9%	10,557,000

	Pharmaceuticals
290,000	Gilead Sciences Inc. [q]		14,871,200
100,000	Novartis AG (ADR)		5,590,000

		5.6%	20,461,200

Shares	Equities	Percent of Net Assets	Market Value ($)

	Professional Services
400,000	Insperity Inc.	2.9%	10,820,000

	Retail
350,000	Lowe’s Cos., Inc.		9,954,000
185,000	Target Corp.		10,765,150
500,000	Walgreen Co.		14,790,000

		9.6%	35,509,150

	Semiconductor Capital Equipment
1,350,000	Applied Materials Inc.	4.2%	15,471,000

	Semiconductors
500,000	Intel Corp.	3.6%	13,325,000

	Software
400,000	Adobe Systems Inc. [q]	3.5%	12,948,000

	Telecommunications Equipment
1,200,000	Ciena Corp. q, [l]		19,644,000
1,325,000	Finisar Corp. [q]		19,822,000
900,000	Harmonic Inc. [q]		3,834,000

		11.7%	43,300,000

	Total investment in equities (cost $333,598,207)	99.1%	366,433,692

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.40%, matures 01/24/2013		97,738
100,000	Carver Federal Savings Bank 0.69%, matures 02/18/2013		97,458
100,000	Community Bank of the Bay 0.30%, matures 07/15/2012		99,821
100,000	Eastern Bank 0.10%, matures 01/29/2013		97,672
100,000	Latino Community Credit Union 0.80%, matures 02/20/2013		97,443
100,000	Metro Bank 0.30%, matures 05/10/2013		96,570
100,000	Opportunities Credit Union 0.20%, matures 04/25/2013		96,723
100,000	Self-Help Credit Union 1.05%, matures 01/14/2013		97,847
100,000	Southern Bancorp Bank 0.50%, matures 01/12/2013		97,869

		0.2%	879,141

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS FUND

Portfolio of Investments as of June 30, 2012 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2013		190,498
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2013		192,102
100,000	Vermont Community Loan Fund 1.00%, matures 10/15/2012		97,914

		0.1%	480,514

	Time Deposits
220,734	BBH Cash Management Service Bank of NY Mellon, New York 0.03%, due 07/02/2012	0.1%	220,734

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
16,907,195	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	4.6%	16,907,195

	Total short-term securities (cost $18,487,584)	5.0%	18,487,584

	Total securities (cost $352,085,791)	104.1%	384,921,276

	Payable upon return of securities loaned	(4.6%)	(16,907,195)

	Other assets and liabilities - net	0.5%	1,725,148

	Total net assets	100.0%	369,739,229

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2012.
	a Market value adjustments have been applied to these securities to reflect early withdrawal.
	The total value of the securities on loan at June 30, 2012 was $16,509,686.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2012 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
1,289,262	Compass Minerals International Inc.		98,344,905
700,000	Praxair Inc.		76,111,000

		3.9%	174,455,905

	Communications Equipment
1,500,000	QUALCOMM Inc.	1.8%	83,520,000

	Consulting Services
1,000,000	Accenture PLC	1.3%	60,090,000

	Cosmetics & Personal Care
3,350,000	Procter & Gamble Co.	4.5%	205,187,500

	Data Processing
3,700,000	Paychex Inc.	2.6%	116,217,000

	Financial Services
10,500,000	Charles Schwab Corp.		135,765,000
275,000	MasterCard Inc.		118,280,250
4,600,000	SEI Investments Co.		91,494,000

		7.6%	345,539,250

	Food Products
2,250,670	McCormick & Co.		136,503,136
3,000,000	PepsiCo Inc.		211,980,000
4,650,000	Sysco Corp.		138,616,500

		10.8%	487,099,636

	Footwear
400,000	Nike Inc.	0.8%	35,112,000

	Home Products
1,131,000	WD-40 Co.	1.2%	56,335,110

	Industrial Manufacturing
1,289,110	Pentair Inc.		49,347,131
2,857,914	Teleflex Inc.		174,075,542

		4.9%	223,422,673

	Insurance
1,000,000	Verisk Analytics Inc. [q]	1.1%	49,260,000

	Internet
250,000	Google Inc. [q]	3.2%	145,017,500

	Medical Equipment
2,033,696	Patterson Companies Inc.	1.5%	70,101,501

	Natural Gas
2,100,000	Energen Corp.		94,773,000
5,100,000	MDU Resources Group Inc.		110,211,000
1,570,000	Spectra Energy Corp.		45,624,200

		5.5%	250,608,200

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
1,750,000	Plains Exploration & Production Co. [q]		61,565,000
3,750,000	W&T Offshore Inc.		57,375,000

		2.7%	118,940,000

	Pharmaceuticals
4,150,000	Gilead Sciences Inc. [q]		212,812,000
1,600,000	Novartis AG (ADR)		89,440,000
1,850,000	Valeant Pharmaceuticals International Inc. [q]		82,861,500

		8.5%	385,113,500

	Professional Services
3,789,005	Iron Mountain Inc.	2.8%	124,885,605

	Retail
3,150,000	CVS Caremark Corp.		147,199,500
2,380,000	Target Corp.		138,492,200
2,700,000	Walgreen Co.		79,866,000

		8.2%	365,557,700

	Semiconductor Capital Equipment
14,000,000	Applied Materials Inc.	3.5%	160,440,000

	Software
2,500,000	VeriSign Inc. [q]	2.4%	108,925,000

	Telecommunications Equipment
1,815,000	Motorola Solutions Inc.	1.9%	87,319,650

	Telecommunications Provider
4,630,000	Shaw Communications Inc. [l]	1.9%	87,553,300

	Transportation
1,550,000	United Parcel Service Inc.	2.7%	122,078,000

	Utility & Power Distribution
1,439,200	AGL Resources Inc.		55,769,000
1,500,000	Northwest Natural Gas Co.		71,400,000
7,225,100	Questar Corp.		150,715,585

		6.2%	277,884,585

	Waste Management
5,869,738	Waste Management Inc.	4.3%	196,049,249

	Total investment in equities (cost $3,747,009,447)	95.8%	4,336,712,864

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2012 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Community Bank of the Bay 0.45%, matures 07/15/2012		99,816
250,000	Community Trust Credit Union 0.00%, matures 10/15/2012		246,657

		0.0%	346,473

	Certificate of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 04/05/2012, matures 10/04/2012, 0.25% Participating depository institutions:
	Arvest Bank, par 46,000; Banco Popular de Puerto Rico, par 244,500; PrivateBank and Trust Company, par 209,500 (cost $493,356)		493,356
500,000	CDARS agreement with Community Bank of the Bay, dated 10/20/2011, matures 10/18/2012, 0.10% Participating depository institutions:
	Access National Bank, par 36,000; Apple Bank for Savings, par 241,000; The Huntington National Bank, par 191,500; The PrivateBank & Trust Company, par 31,500; (cost $493,957)		493,957
500,000	CDARS agreement with Community Bank of the Bay, dated 01/26/2012, matures 01/24/2013, 0.20% Participating depository institutions:
	EverBank, par 81,870; Republic Bank & Trust Company, par 241,000; Sovereign Bank, par 177,130; (cost $488,547)		488,547
500,000	CDARS agreement with Community Bank of the Bay, dated 02/09/2012, matures 02/07/2013, 0.20% Participating depository institutions:
	Flagstar Bank, par 200,130; Southwest Bank, par 238,500; Sovereign Bank, par 61,370; (cost $487,858)		487,858

		0.1%	1,963,718

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2013		95,249
5,000,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2012		4,911,814
100,000	New Hampshire Community Loan 1.00%, matures 08/31/2012		98,983
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2013		193,181

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
100,000	Vermont Community Loan Fund 1.00%, matures 04/15/2013		95,249

		0.1%	5,394,476

	Time Deposits
202,030,697	BBH Cash Management Service JPMorgan Chase, New York 0.03%, due 07/02/2012		57,318,071
	Wells Fargo, San Francisco 0.03%, due 07/02/2012		144,712,626

		4.5%	202,030,697

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
33,716,619	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	0.7%	33,716,619

	Total short-term securities (cost $243,451,983)	5.4%	243,451,983

	Total securities (cost $3,990,461,430)	101.2%	4,580,164,847

	Payable upon return of securities loaned	(0.7%)	(33,716,619)

	Other assets and liabilities - net	(0.5%)	(19,547,446)

	Total net assets	100.0%	4,526,900,782

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2012.
	a Market value adjustments have been applied to these securities to reflect early withdrawal.
	The total value of the securities on loan at June 30, 2012 was $32,921,360.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of June 30, 2012 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
25,000	Compass Minerals International Inc.	2.5%	1,907,000

	Consulting Services
16,000	Teradata Corp. [q]	1.5%	1,152,160

	Data Processing
34,000	Equifax Inc.		1,584,400
27,000	Fiserv Inc. [q]		1,949,940
70,000	Paychex Inc.		2,198,700

		7.3%	5,733,040

	Financial Services
16,500	Capital One Financial Corp.		901,890
155,000	Charles Schwab Corp.		2,004,150
283,000	First Horizon National Corp.		2,447,950
121,000	SEI Investments Co.		2,406,690

		10.1%	7,760,680

	Food Products
28,500	McCormick & Co.		1,728,525
86,000	Sysco Corp.		2,563,660

		5.5%	4,292,185

	Health Care Products
22,400	DENTSPLY International Inc.	1.1%	846,944

	Industrial Manufacturing
11,000	Cooper Industries PLC		749,980
39,000	Pentair Inc. [l]		1,492,920
52,500	Teleflex Inc.		3,197,775

		7.0%	5,440,675

	Insurance
31,500	Verisk Analytics Inc. [q]	2.0%	1,551,690

	Media
36,000	Scripps Networks Interactive Inc.	2.6%	2,046,960

	Medical Equipment
60,615	Patterson Companies Inc.	2.7%	2,089,399

	Natural Gas
32,550	Energen Corp.		1,468,982
41,000	MDU Resources Group Inc.		886,010

		3.0%	2,354,992

	Oil & Gas
16,460	Concho Resources Inc. [q]		1,401,075
44,500	Noble Corp.		1,447,585
41,900	Plains Exploration & Production Co. [q]		1,474,042
40,000	Ultra Petroleum Corp. [q,l]		922,800

		6.8%	5,245,502

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
55,000	Valeant Pharmaceuticals International Inc. [q]	3.2%	2,463,450

	Professional Services
92,500	Insperity Inc.		2,502,125
79,500	Iron Mountain Inc.		2,620,320

		6.6%	5,122,445

	Retail
20,950	Nordstrom Inc.	1.3%	1,041,006

	Semiconductor Capital Equipment
200,000	Applied Materials Inc.	3.0%	2,292,000

	Services
21,000	Ecolab Inc.	1.9%	1,439,130

	Software
47,000	Adobe Systems Inc. [q]		1,521,390
42,560	Check Point Software Technologies Ltd. [q]		2,110,550
47,500	Symantec Corp. [q]		693,975
52,700	Synopsys Inc. [q]		1,550,961
45,000	VeriSign Inc. [q]		1,960,650

		10.1%	7,837,526

	Telecommunications Equipment
44,000	Motorola Solutions Inc.	2.7%	2,116,840

	Telecommunications Provider
120,500	Shaw Communications Inc. [l]	2.9%	2,278,655

	Utility & Power Distribution
56,250	AGL Resources Inc.		2,179,687
139,000	Questar Corp.		2,899,540

		6.6%	5,079,227

	Waste Management
95,000	Waste Management Inc.	4.1%	3,173,000

	Total investment in equities (cost $67,181,143)	94.5%	73,264,506

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
3,807,362	BBH Cash Management Service HSBC Bank USA, New York 0.03%, due 07/02/2012	4.9%	3,807,362

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS MID-CAP FUND

Portfolio of Investments as of June 30, 2012 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
4,151,673	Invesco Aim Government & Agency Portfolio
	Short-Term Investments Trust, Institutional Class variable rate, 0.03%	5.4%	4,151,673

	Total short-term securities (cost $7,959,035)	10.3%	7,959,035

	Total securities (cost $75,140,178)	104.8%	81,223,541

	Payable upon return of securities loaned	(5.4%)	(4,151,673)

	Other assets and liabilities - net	0.6%	423,695

	Total net assets	100.0%	77,495,563

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2012.
	The total value of the securities on loan at June 30, 2012 was $4,051,694.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of June 30, 2012 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
675,000	Hanesbrands Inc. [q]	3.0%	18,717,750

	Auto Parts
195,000	Gentex Corp.	0.6%	4,069,650

	Biotechnology
100,000	Bio-Rad Laboratories Inc. [q]		10,001,000
600,000	InterMune Inc. [q,l]		7,170,000

		2.7%	17,171,000

	Chemicals
1,275,000	Calgon Carbon Corp. [q]		18,130,500
155,000	Compass Minerals International Inc.		11,823,400

		4.8%	29,953,900

	Data Storage
3,950,000	Brocade Communications Systems Inc. [q]	3.1%	19,473,500

	Financial Services
1,700,000	Artio Global Investors Inc. [l]		5,950,000
1,355,000	First American Financial Corp.		22,980,800
3,000,000	First Horizon National Corp.		25,950,000
1,000,000	Pinnacle Financial Partners Inc. [q]		19,510,000
625,000	SEI Investments Co.		12,431,250

		13.8%	86,822,050

	Health Care Products
125,000	Sirona Dental Systems Inc. [q]	0.9%	5,626,250

	Health Care Services
90,000	Genomic Health Inc. [q]		3,006,000
1,150,000	VCA Antech Inc. [q]		25,277,000

		4.5%	28,283,000

	Home Builders
2,875,000	PulteGroup Inc. [q]		30,762,500
600,000	Toll Brothers Inc. [q]		17,838,000

		7.7%	48,600,500

	Industrial Manufacturing
330,000	Teleflex Inc.	3.2%	20,100,300

	Natural Gas
175,000	Energen Corp.	1.3%	7,897,750

	Networking Products
1,155,000	Riverbed Technology Inc. [q]	3.0%	18,653,250

	Oil & Gas
475,000	Energy XXI (Bermuda) Ltd.		14,862,750
1,300,000	W&T Offshore Inc.		19,890,000

		5.5%	34,752,750

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
300,000	Furiex Pharmaceuticals Inc. [q]	1.0%	6,285,000

	Professional Services
875,000	Insperity Inc.		23,668,750
180,000	Iron Mountain Inc.		5,932,800

		4.7%	29,601,550

	Semiconductors
625,000	EZchip Semiconductor Ltd. [q,l]		25,025,000
3,200,000	PMC-Sierra Inc. [q]		19,648,000

		7.0%	44,673,000

	Services
550,000	Arbitron Inc.	3.1%	19,250,000

	Software
1,250,000	Checkpoint Systems Inc. [q]		10,887,500
1,300,000	ClickSoftware Technologies Ltd.		10,517,000
1,150,000	Mentor Graphics Corp. [q]		17,250,000
190,000	VeriSign Inc. [q]		8,278,300

		7.4%	46,932,800

	Telecommunications Equipment
2,040,000	Ceragon Networks Ltd. [q]		17,482,800
1,750,000	Ciena Corp. [q,l]		28,647,500
2,035,000	DragonWave Inc. [q,l]		7,407,400
2,050,000	Finisar Corp. [q]		30,668,000
4,850,000	Harmonic Inc. [q]		20,661,000

		16.7%	104,866,700

	Utility & Power Distribution
275,000	AGL Resources Inc.		10,656,250
1,025,000	Questar Corp.		21,381,500

		5.1%	32,037,750

	Total investment in equities (cost $620,953,300)	99.1%	623,768,450

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
4,183,373	BBH Cash Management Service Wells Fargo, San Francisco 0.03%, due 07/02/2012	0.7%	4,183,373

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of June 30, 2012 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
34,728,855	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	5.5%	34,728,855

	Total short-term securities (cost $38,912,228)	6.2%	38,912,228

	Total securities (cost $659,865,528)	105.3%	662,680,678

	Payable upon return of securities loaned	(5.5%)	(34,728,855)

	Other assets and liabilities - net	0.2%	1,617,806

	Total net assets	100.0%	629,569,629

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2012.
	The total value of the securities on loan at June 30, 2012 was $33,906,988.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of June 30, 2012 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Biotechnology
65,000	Bio-Rad Laboratories Inc. [q]	2.8%	6,500,650

	Building Materials
150,000	Simpson Manufacturing Co., Inc.	1.9%	4,426,500

	Communications Equipment
150,000	QUALCOMM Inc.	3.6%	8,352,000

	Consulting Services
50,000	Accenture PLC	1.3%	3,004,500

	Cosmetics & Personal Care
100,000	Procter & Gamble Co.	2.6%	6,125,000

	Data Processing
46,777	Paychex Inc.	0.6%	1,469,266

	Data Storage
1,500,000	Brocade Communications Systems Inc. [q]	3.2%	7,395,000

	Electronic Components
725,000	Corning Inc.	4.0%	9,374,250

	Entertainment
100,000	The Walt Disney Co.	2.1%	4,850,000

	Financial Services
194,000	Capital One Financial Corp.		10,604,040
475,000	Charles Schwab Corp.		6,141,750
1,000,000	First Horizon National Corp.		8,650,000
467,200	SEI Investments Co.		9,292,607
325,000	Wells Fargo & Co.		10,868,000

		19.4%	45,556,397

	Food Products
100,000	PepsiCo Inc.	3.0%	7,066,000

	Industrial Manufacturing
20,000	3M Co.	0.8%	1,792,000

	Internet
125,000	eBay Inc. [q]		5,251,250
15,000	Google Inc. [q]		8,701,050

		5.9%	13,952,300

	Media
150,000	Scripps Networks Interactive Inc.	3.6%	8,529,000

	Natural Gas
210,000	MDU Resources Group Inc.	1.9%	4,538,100

	Networking Products
450,000	Cisco Systems Inc.		7,726,500
600,000	Riverbed Technology Inc. [q]		9,690,000

		7.4%	17,416,500

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
65,000	Devon Energy Corp.	1.6%	3,769,350

	Pharmaceuticals
190,000	Gilead Sciences Inc. [q]		9,743,200
125,000	Novartis AG (ADR)		6,987,500

		7.2%	16,730,700

	Professional Services
165,000	Insperity Inc.	1.9%	4,463,250

	Retail
20,000	Costco Wholesale Corp.		1,900,000
170,000	Lowe’s Cos., Inc.		4,834,800
165,000	Target Corp.		9,601,350
400,000	Walgreen Co.		11,832,000

		12.1%	28,168,150

	Semiconductor Capital Equipment
950,000	Applied Materials Inc.	4.7%	10,887,000

	Semiconductors
350,000	Intel Corp.	4.0%	9,327,500

	Software
265,000	Adobe Systems Inc. [q]	3.7%	8,578,050

	Total investment in equities (cost $221,411,020)	99.3%	232,271,463

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
429,414	BBH Cash Management Service Bank of America, Charlotte 0.03%, due 07/02/2012	0.2%	429,414

	Total short-term securities (cost $429,414)	0.2%	429,414

	Total securities (cost $221,840,434)	99.5%	232,700,877

	Other assets and liabilities - net	0.5%	1,129,238

	Total net assets	100.0%	233,830,115

	q This security is non-income producing.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2012 (unaudited)

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Health Care Services
1,000,000	Hologic Inc. 2.00%, due 12/15/2037	0.4%	977,500

	Total investment in convertible bonds (cost $705,426)	0.4%	977,500

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,653,140	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.8%	1,881,471

	Chemicals
2,500,000	Praxair Inc. 4.38%, due 03/31/2014		2,657,523
3,000,000	Praxair Inc. 4.50%, due 08/15/2019		3,464,670

		2.8%	6,122,193

	Computers
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	1.0%	2,150,596

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014		2,181,516
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015		535,835

		1.2%	2,717,351

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	0.9%	2,073,120

	Financial Services
2,000,000	Charles Schwab Corp. 4.95%, due 06/01/2014	1.0%	2,144,944

	Health Care Products
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1.0%	2,263,938

	Networking Products
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.5%	3,249,089

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
3,000,000	Genentech Inc. 4.75%, due 07/15/2015		3,315,351
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015		3,218,499
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021		2,222,534

		3.9%	8,756,384

	Retail
3,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021		3,282,816
3,000,000	Lowe’s Cos., Inc. 3.80%, due 11/15/2021		3,247,311
1,493,000	Target Corp. 5.13%, due 01/15/2013		1,529,783
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015		3,830,467

		5.4%	11,890,377

	Semiconductor Capital Equipment
3,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	1.5%	3,341,274

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,101,762
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,288,912

		1.9%	4,390,674

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 5.65%, due 05/01/2017		2,344,880
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019		2,245,958

		2.1%	4,590,838

	Utility & Power Distribution
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	1.0%	2,316,696

	Waste Management
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015		3,373,518
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017		2,414,754

		2.6%	5,788,272

	Total investment in corporate bonds (cost $58,078,780)	28.6%	63,677,217

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2012 (unaudited) (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
1,000,000	U.S. Treasury 1.50%, due 07/15/2012		1,000,469
4,000,000	U.S. Treasury 1.75%, due 04/15/2013		4,047,968
4,500,000	U.S. Treasury 1.13%, due 06/15/2013		4,537,265
4,500,000	U.S. Treasury 3.13%, due 09/30/2013		4,658,904
5,000,000	U.S. Treasury 2.00%, due 11/30/2013		5,120,115
6,000,000	U.S. Treasury 2.63%, due 06/30/2014		6,274,686
6,000,000	U.S. Treasury 2.38%, due 09/30/2014		6,273,750
3,000,000	U.S. Treasury 2.50%, due 04/30/2015		3,175,548
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,147,186
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,255,936
1,000,000	U.S. Treasury 1.50%, due 07/31/2016		1,036,016
4,000,000	U.S. Treasury 2.75%, due 05/31/2017		4,388,124
3,500,000	U.S. Treasury 2.50%, due 06/30/2017		3,799,688
4,000,000	U.S. Treasury 3.75%, due 11/15/2018		4,685,312
5,000,000	U.S. Treasury 2.75%, due 02/15/2019		5,548,830
2,000,000	U.S. Treasury 3.63%, due 08/15/2019		2,345,782
4,000,000	U.S. Treasury 3.38%, due 11/15/2019		4,627,812
5,000,000	U.S. Treasury 3.63%, due 02/15/2020		5,881,640
5,000,000	U.S. Treasury 3.50%, due 05/15/2020		5,842,190
6,000,000	U.S. Treasury 2.13%, due 08/15/2021		6,306,564
6,000,000	U.S. Treasury 3.50%, due 02/15/2039		6,943,127
6,000,000	U.S. Treasury 4.38%, due 05/15/2040		7,995,936
6,000,000	U.S. Treasury 3.75%, due 08/15/2041		7,235,628
6,000,000	U.S. Treasury 3.13%, due 11/15/2041		6,450,000

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
2,505,240	U.S. Treasury (TIPS) 1.88%, due 07/15/2013		2,565,521
1,098,170	U.S. Treasury (TIPS) 1.63%, due 01/15/2018		1,253,114
2,196,340	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		2,751,775

	Total investment in U.S. government treasury bonds (cost $116,312,595)	55.8%	124,148,886

	Total investment in long-term securities (cost $175,096,801)	84.8%	188,803,603

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2012	1.1%	2,455,907

	Time Deposits
29,924,227	BBH Cash Management Service
	Bank of America, Charlotte 0.03%, due 07/02/2012		1,030,381
	JPMorgan Chase, New York 0.03%, due 07/02/2012		28,893,846

		13.4%	29,924,227

	Total short-term securities (cost $32,380,134)	14.5%	32,380,134

	Total securities (cost $207,476,935)	99.3%	221,183,737

	Other assets and liabilities - net	0.7%	1,267,525

	Total net assets	100.0%	222,451,262

	a Market value adjustments have been applied to these securities to reflect early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (unaudited)

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in common stocks and bonds, at market value

(cost $333,598,207, $3,747,009,447, $67,181,143)	$366,433,692	$4,336,712,864	$73,264,506

Investments in short-term securities

(at cost which approximates market value)	18,487,584	243,451,983	7,959,035

Cash	169,312	259,828	101

Receivables

Investment securities sold	2,034,464	-	-

Dividends and interest	6,591	2,401,066	50,303

Capital shares sold	31,390	4,055,998	570,746

Other assets	55,626	163,080	23,805

Total assets	$387,218,659	$4,587,044,819	$81,868,496
Liabilities

Payable upon return of loaned securities	16,907,195	33,716,619	4,151,673

Payable for investment securities purchased	-	14,506,602	152,890

Capital shares redeemed	300,594	9,709,544	53,028

Fees payable to Parnassus Investments	1,266	4,873	222

Distributions payable	-	1,764,630	-

Accounts payable and accrued expenses	270,375	441,769	15,120

Total liabilities	$17,479,430	$60,144,037	$4,372,933

Net assets	$369,739,229	$4,526,900,782	$77,495,563
Net assets consist of

Undistributed net investment income (loss)	855,632	(321,165)	155,278

Unrealized appreciation on securities	32,835,485	589,703,417	6,083,363

Accumulated net realized gain	14,992,832	101,243,080	2,745,454

Capital paid-in	321,055,280	3,836,275,450	68,511,468

Total net assets	$369,739,229	$4,526,900,782	$77,495,563
Net asset value and offering per share

Net assets investor shares	$369,739,229	$3,683,164,997	$77,495,563

Net assets institutional shares	-	$843,735,785	-

Shares outstanding investor shares	9,389,741	131,962,938	3,967,948

Shares outstanding institutional shares	-	30,170,428	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$39.38	$27.91	$19.53

Institutional shares	-	$27.97	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (unaudited) (continued)

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Assets

Investments in common stocks and bonds, at market value

(cost $620,953,300, $221,411,020, $175,096,801)	$623,768,450	$232,271,463	$188,803,603

Investments in short-term securities

(at cost which approximates market value)	38,912,228	429,414	32,380,134

Cash	131	67	709

Receivables

Investment securities sold	3,259,540	991,278	-

Dividends and interest	241,319	45,175	1,593,281

Capital shares sold	441,074	259,072	151,584

Other assets	88,176	36,461	16,477

Total assets	$666,710,918	$234,032,930	$222,945,788
Liabilities

Payable upon return of loaned securities	34,728,855	-	-

Payable for investment securities purchased	1,037,800	-	-

Capital shares redeemed	1,226,098	163,372	436,676

Fees payable to Parnassus Investments	2,695	551	408

Distributions payable	-	-	-

Accounts payable and accrued expenses	145,841	38,892	57,442

Total liabilities	$37,141,289	$202,815	$494,526

Net assets	$629,569,629	$233,830,115	$222,451,262
Net assets consist of

Undistributed net investment income (loss)	(1,529,143)	383,239	(8,110)

Unrealized appreciation on securities	2,815,150	10,860,443	13,706,802

Accumulated net realized gain (loss)	(25,548,242)	8,771,867	59,128

Capital paid-in	653,831,864	213,814,566	208,693,442

Total net assets	$629,569,629	$233,830,115	$222,451,262
Net asset value and offering per share

Net assets investor shares	$629,569,629	$233,830,115	$222,451,262

Net assets institutional shares	-	-	-

Shares outstanding investor shares	28,864,439	10,895,187	12,592,794

Shares outstanding institutional shares	-	-	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$21.81	$21.46	$17.66

Institutional shares	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2012 (unaudited)

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends

(net of foreign tax witholding of $0, $631,865, $3,057)	$2,312,333	$47,006,189	$546,682

Interest	6,491	258,471	597

Securities lending	2,141	21,130	818

Total investment income	$2,320,965	$47,285,790	$548,097
Expenses

Investment advisory fees	1,241,141	13,078,857	291,254

Transfer agent fees

Investor shares	184,604	667,538	30,072

Institutional shares	-	17,985	-

Fund administration	71,860	811,403	12,883

Service provider fees	155,201	3,412,760	49,131

Reports to shareholders	38,453	289,014	8,548

Registration fees and expenses	10,580	64,275	13,928

Custody fees	20,977	78,497	2,913

Professional fees	38,828	87,369	12,105

Trustee fees and expenses	7,262	82,522	1,256

Proxy voting fees	2,430	2,430	2,430

Pricing service fees	2,007	3,589	2,007

Other expenses	7,607	57,879	1,072

Total expenses	$1,780,950	$18,654,118	$427,599

Fees waived by Parnassus Investments	-	-	(15,844)

Net expenses	$1,780,950	$18,654,118	$411,755

Net investment gain	$540,015	$28,631,672	$136,342
Realized and unrealized gain on investments

Net realized gain from securities transactions	14,791,876	88,903,485	2,784,990

Net change in unrealized appreciation of securities	26,152,192	153,134,871	3,329,147

Net realized and unrealized gain on securities	$40,944,068	$242,038,356	$6,114,137

Net increase in net assets resulting from operations	$41,484,083	$270,670,028	$6,250,479

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

STATEMENT OF OPERATIONS

Six months ended June 30, 2012 (unaudited) (continued)

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Investment income

Dividends

(net of foreign tax witholding of $53,121, $0, $0)	$2,461,013	$1,698,099	-

Interest	3,267	1,551	$2,805,141

Securities lending	36,598	-	202

Total investment income	$2,500,878	$1,699,650	$2,805,343
Expenses

Investment advisory fees	2,910,422	952,561	536,769

Transfer agent fees

Investor shares	397,403	75,868	80,856

Institutional shares	-	-	-

Fund administration	126,276	44,017	40,373

Service provider fees	547,821	192,469	124,739

Reports to shareholders	104,929	30,732	16,871

Registration fees and expenses	22,251	17,543	17,461

Custody fees	16,017	6,684	4,693

Professional fees	32,317	16,114	26,299

Trustee fees and expenses	13,207	4,430	4,336

Proxy voting fees	2,430	2,430	-

Pricing service fees	2,007	2,007	1,818

Other expenses	11,246	3,359	3,161

Total expenses	$4,186,326	$1,348,214	$857,376

Fees waived by Parnassus Investments	(156,305)	-	(46,670)

Net expenses	$4,030,021	$1,348,214	$810,706

Net investment gain (loss)	$(1,529,143)	$351,436	$1,994,637
Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions	(19,722,313)	7,476,863	(239)

Net change in unrealized appreciation of securities	77,479,393	11,692,271	1,846,602

Net realized and unrealized gain on securities	$57,757,080	$19,169,134	$1,846,363

Net increase in net assets resulting from operations	$56,227,937	$19,520,570	$3,841,000

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

STATEMENT OF CHANGES IN NET ASSETS

	Parnassus Fund		Parnassus Equity Income Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Investment income (loss) from operations
Net investment income	$540,015	$1,519,647	$28,631,672	$46,776,291
Net realized gain from securities transactions	14,791,876	21,660,697	88,903,485	133,047,005
Net change in unrealized appreciation (depreciation)	26,152,192	(62,273,359)	153,134,871	(68,072,705)
Increase (decrease) in net assets resulting from operations	$41,484,083	$(39,093,015)	$270,670,028	$111,750,591
Distributions
From net investment income
Investor shares	-	(1,230,208)	(23,080,915)	(39,456,429)
Institutional shares	-	-	(5,901,446)	(7,634,701)
From realized capital gains
Investor shares	-	(29,088,025)	-	(55,849,963)
Institutional shares	-	-	-	(9,990,416)
Distributions to shareholders	$-	$(30,318,233)	$(28,982,361)	$(112,931,509)
Capital share transactions
Investor shares
Proceeds from sale of shares	44,058,566	179,826,213	444,522,572	967,612,081
Reinvestment of dividends	-	28,801,379	21,575,929	92,158,741
Shares repurchased	(70,375,062)	(229,101,779)	(384,184,465)	(810,600,550)
Institutional shares
Proceeds from sale of shares	-	-	228,179,967	321,381,379
Reinvestment of dividends	-	-	4,513,337	15,273,239
Shares repurchased	-	-	(58,333,947)	(113,534,763)
Increase (decrease) in net assets from capital share transactions	(26,316,496)	(20,474,187)	256,273,393	472,290,127
Increase (decrease) in net assets	$15,167,587	$(89,885,435)	$497,961,060	$471,109,209
Net Assets
Beginning of year	354,571,642	444,457,077	4,028,939,722	3,557,830,513
End of period	$369,739,229	$354,571,642	$4,526,900,782	$4,028,939,722
Undistributed net investment income (loss)	$855,632	$315,617	$(321,165)	$29,524
Shares issued and redeemed
Investor shares
Shares sold	1,119,938	4,311,928	16,102,480	36,235,212
Shares issued through dividend reinvestment	-	837,999	768,586	3,565,198
Shares repurchased	(1,795,616)	(6,062,637)	(13,895,464)	(30,557,725)
Institutional shares
Shares sold	-	-	8,258,768	12,036,031
Shares issued through dividend reinvestment	-	-	160,433	589,968
Shares repurchased	-	-	(2,106,997)	(4,221,855)
Net increase (decrease) in shares outstanding
Investor shares	(675,678)	(912,710)	2,975,602	9,242,685
Institutional shares	-	-	6,312,204	8,404,144

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Investment income (loss) from operations
Net investment income (loss)	$136,342	$181,358	$(1,529,143)	$(1,337,105)
Net realized gain (loss) from securities transactions	2,784,990	2,458,404	(19,722,313)	16,134,996
Net change in unrealized appreciation (depreciation)	3,329,147	(2,410,283)	77,479,393	(153,041,335)
Increase (decrease) in net assets resulting from operations	$6,250,479	$229,479	$56,227,937	$(138,243,444)
Distributions
From net investment income
Investor shares	-	(450,005)	-	(35,590)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	-	(3,039,992)	-	(21,757,794)
Institutional shares	-	-	-	-
Distributions to shareholders	$-	$(3,489,997)	$-	$(21,793,384)
Capital share transactions
Investor shares
Proceeds from sale of shares	19,576,567	38,918,732	89,770,500	825,392,677
Reinvestment of dividends	-	3,319,828	-	20,071,960
Shares repurchased	(9,630,789)	(14,489,838)	(161,253,861)	(485,945,780)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase (decrease) in net assets from capital share transactions	9,945,778	27,748,722	(71,483,361)	359,518,857
Increase (decrease) in net assets	$16,196,257	$24,488,204	$(15,255,424)	$199,482,029
Net Assets
Beginning of year	61,299,306	36,811,102	644,825,053	445,343,024
End of period	$77,495,563	$61,299,306	$629,569,629	$644,825,053
Undistributed net investment income (loss)	$155,278	$18,934	$(1,529,143)	$-
Shares issued and redeemed
Investor shares
Shares sold	1,017,692	2,033,779	4,059,917	34,269,675
Shares issued through dividend reinvestment	-	192,228	-	1,005,620
Shares repurchased	(514,536)	(778,154)	(7,312,050)	(21,751,350)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase (decrease) in shares outstanding
Investor shares	503,156	1,447,853	(3,252,133)	13,523,945
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Parnassus Workplace Fund		Parnassus Fixed-Income Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Investment income (loss) from operations
Net investment income	$351,436	$480,823	$1,994,637	$3,663,858
Net realized gain (loss) from securities transactions	7,476,863	8,947,643	(239)	2,474,277
Net change in unrealized appreciation (depreciation)	11,692,271	(21,143,733)	1,846,602	7,242,197
Increase (decrease) in net assets resulting from operations	$19,520,570	$(11,715,267)	$3,841,000	$13,380,332
Distributions
From net investment income
Investor shares	-	(591,417)	(2,223,640)	(3,789,113)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	-	(8,160,168)	-	(2,720,539)
Institutional shares	-	-	-	-
Distributions to shareholders	$-	$(8,751,585)	$(2,223,640)	$(6,509,652)
Capital share transactions
Investor shares
Proceeds from sale of shares	44,151,162	199,444,524	33,909,439	69,977,815
Reinvestment of dividends	-	8,211,012	1,944,196	5,930,625
Shares repurchased	(46,110,281)	(114,410,804)	(26,742,236)	(51,243,059)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase (decrease) in net assets from capital share transactions	(1,959,119)	93,244,732	9,111,399	24,665,381
Increase in net assets	$17,561,451	$72,777,880	$10,728,759	$31,536,061
Net Assets
Beginning of year	216,268,664	143,490,784	211,722,503	180,186,442
End of Period	$233,830,115	$216,268,664	$222,451,262	$211,722,503
Undistributed net investment income (loss)	$383,239	$31,803	$(8,110)	$220,893
Shares issued and redeemed
Investor shares
Shares sold	2,044,001	9,338,100	1,936,273	4,046,821
Shares issued through dividend reinvestment	-	424,375	110,791	342,248
Shares repurchased	(2,159,684)	(5,647,154)	(1,528,880)	(2,976,773)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase (decrease) in shares outstanding
Investor shares	(115,683)	4,115,321	518,184	1,412,296
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984 and the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, the Funds seek long-term capital appreciation. The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund also seek current income.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.0% to 2.5% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfer in and out of Levels 1 and 2. It also clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value.

PARNASSUS FUNDS	Semiannual Report • 2012

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2006 or state taxing authorities before 2005.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses, and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations. Income generated from securities lending is presented in the Statements of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statements of Assets and Liabilities.

Semiannual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

PARNASSUS FUNDS	Semiannual Report • 2012

Notes to Financial Statements (unaudited) (continued)

2. Fair Value Measurements

The following table summarizes the portfolio’s financial assets as of June 30, 2012, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$86,432,500	$-	$-	$86,432,500

Consumer Staples	23,622,500	-	-	23,622,500

Energy	10,557,000	-	-	10,557,000

Financials	44,272,650	-	-	44,272,650

Healthcare	25,029,450	-	-	25,029,450

Industrials	17,501,282	-	-	17,501,282

Information Technology	159,018,310	-	-	159,018,310

Short-Term Investments	17,127,929	-	1,359,655	18,487,584
Total	$383,561,621	$-	$1,359,655	$384,921,276

Parnassus Equity Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$261,157,500	$-	$-	$261,157,500

Consumer Staples	975,687,745	-	-	975,687,745

Energy	259,337,200	-	-	259,337,200

Financials	227,259,000	-	-	227,259,000

Healthcare	629,290,543	-	-	629,290,543

Industrials	541,619,985	-	-	541,619,985

Information Technology	879,809,400	-	-	879,809,400

Materials	174,455,905	-	-	174,455,905

Utilities	388,095,586	-	-	388,095,586

Short-Term Investments	235,747,316	-	7,704,667	243,451,983
Total	$4,572,460,180	$-	$7,704,667	$4,580,164,847

Semiannual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

Parnassus Mid-Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$5,366,621	$-	$-	$5,366,621

Consumer Staples	4,292,185	-	-	4,292,185

Energy	6,714,484	-	-	6,714,484

Financials	7,760,680	-	-	7,760,680

Healthcare	8,597,568	-	-	8,597,568

Industrials	13,674,435	-	-	13,674,435

Information Technology	17,547,166	-	-	17,547,166

Materials	3,346,130	-	-	3,346,130

Utilities	5,965,237	-	-	5,965,237

Short-Term Investments	7,959,035	-	-	7,959,035
Total	$81,223,541	$-	$-	$81,223,541

Parnassus Small-Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$90,637,900	$-	$-	$90,637,900

Energy	42,650,500	-	-	42,650,500

Financials	86,822,050	-	-	86,822,050

Healthcare	77,465,550	-	-	77,465,550

Industrials	29,601,550	-	-	29,601,550

Information Technology	234,599,250	-	-	234,599,250

Materials	29,953,900	-	-	29,953,900

Utilities	32,037,750	-	-	32,037,750

Short-Term Investments	38,912,228	-	-	38,912,228
Total	$662,680,678	$-	$-	$662,680,678

Parnassus Workplace Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$27,815,150	$-	$-	$27,815,150

Consumer Staples	26,923,000	-	-	26,923,000

Energy	3,769,350	-	-	3,769,350

Financials	45,556,398	-	-	45,556,398

Healthcare	23,231,350	-	-	23,231,350

Industrials	10,681,750	-	-	10,681,750

Information Technology	89,756,365	-	-	89,756,365

Utilities	4,538,100	-	-	4,538,100

Short-Term Investments	429,414	-	-	429,414
Total	$232,700,877	$-	$-	$232,700,877

PARNASSUS FUNDS	Semiannual Report • 2012

Notes to Financial Statements (unaudited) (continued)

Parnassus Fixed-Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$-	$977,500	$-	$977,500

Corporate Bonds	-	63,677,217	-	63,677,217

U.S. Government Treasury Bonds	-	124,148,886	-	124,148,886

Short-Term Investments	29,924,227	-	2,455,907	32,380,134
Total	$29,924,227	$188,803,603	$2,455,907	$221,183,737

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions as of June 30, 2012:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Fixed-Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2011	$1,378,825	$7,552,703	$2,380,909
Discounts/premiums amortization	(19,170)	151,964	74,998
Purchases	-	-	-
Sales	-	-	-
Balance as of June 30, 2012	$1,359,655	$7,704,667	$2,455,907

There were no significant transfers between Level 1 and Level 2. Additionally, there were no significant transfers in and/or out of Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2012	Valuation Technique	Unobservable Input	Range (Weighted Average)
Parnassus Fund
Certificates of Deposit	$879,141	Liquidity Discount	Discount for Lack of Marketability	0% – 4% (4%)
Community Development Loans	$480,514	Liquidity Discount	Discount for Lack of Marketability	0% – 6% (3%)
			Probability of Default	0% – 6% (3%)
Parnassus Equity Income Fund
Certificates of Deposit	$2,310,191	Liquidity Discount	Discount for Lack of Marketability	0% – 4% (4%)
Community Development Loans	$5,394,476	Liquidity Discount	Discount for Lack of Marketability	0% – 6% (3%)
			Probability of Default	0% – 6% (3%)
Parnassus Fixed-Income Fund
Community Development Loans	$2,455,907	Liquidity Discount	Discount for Lack of Marketability	0% – 6% (3%)
			Probability of Default	0% – 6% (3%)

Semiannual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for Probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In Accordance with procedures established by the funds’ trustees, all fair value securities as submitted by the Funds treasurer, are reviewed and approved by the Trustees. The Fund’s valuation committee is comprised of independent trustees who also comprise the Funds’ audit committee. The committee review the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

3. Tax Matters and Distributions

At June 30, 2012, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Cost of investment	$334,770,726	$3,749,221,958	$67,212,166	$620,986,580	$221,476,277	$175,096,801
Unrealized appreciation	55,067,612	627,462,760	7,771,913	70,118,786	22,082,990	13,706,802
Unrealized depreciation	22,232,127	37,759,343	1,688,550	67,303,636	11,222,547	-
Net unrealized appreciation	$32,835,485	$589,703,417	$6,083,363	$2,815,150	$10,860,443	$13,706,802

Post-October capital losses as of December 31, 2011, which is deferred until 2012 for tax purposes, were as follows:

Fund	Deferred Post-October Capital Loss
Parnassus Fund	$796,436
Parnassus Mid-Cap Fund	16,232
Parnassus Small-Cap Fund	5,918,595

Net investment income and net ordinary income is the same for all Funds for financial statement and tax purposes during the six-month period ended June 30, 2012. Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2012 were as follows:

Fund	Purchases	Sales
Parnassus Fund	$73,404,463	$94,225,890
Parnassus Equity Income Fund	530,451,255	578,140,100
Parnassus Mid-Cap Fund	18,755,673	11,167,516
Parnassus Small-Cap Fund	87,987,957	165,792,038
Parnassus Workplace Fund	62,980,566	65,861,771
Parnassus Fixed-Income Fund	-	2,000,000

PARNASSUS FUNDS	Semiannual Report • 2012

Notes to Financial Statements (unaudited) (continued)

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the remaining balance. Parnassus Mid-Cap Fund and Parnassus Workplace Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For a period including the six-month period ended June 30, 2012, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund.

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For a period including the six-month period ended June 30, 2012, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.78% of net assets for the Parnassus Equity Income Fund – Institutional Shares, and 0.75% of net assets for the Parnassus Fixed-Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.04% of average net assets under this new agreement for the six-month period ended June 30, 2012.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not incur service provider fees.

Semiannual Report • 2012	PARNASSUS FUNDS

Financial Highlights (unaudited)

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six-month period ended June 30, 2012 and each of the five years ended December 31 are as follows:

Parnassus Fund
	June 30, 2012 (unaudited)		2011		2010		2009		2008		2007
Net asset value at beginning of year	$35.23		$40.49		$34.82		$23.59		$36.66		$36.23
Income (loss) from operations(a):
Net investment income	0.05		0.13		0.15		0.09		0.17		-
Net realized and unrealized gain (loss) on securities	4.10		(2.25)		5.67		11.22		(12.76)		2.03
Total from investment operations	4.15		(2.12)		5.82		11.31		(12.59)		2.03
Distributions:
Dividends from net investment income	-		(0.12)		(0.15)		(0.08)		(0.17)		(0.01)
Distributions from net realized gains on securities	-		(3.02)		-		-		(0.31)		(1.59)
Total distributions	-		(3.14)		(0.15)		(0.08)		(0.48)		(1.60)
Net asset value at end of period	$39.38		$35.23		$40.49		$34.82		$23.59		$36.66
Total overall return	11.78%		(5.01%)		16.71%		47.94%		(34.12%)		5.43%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.93%		0.94%		0.97%		1.00%		1.01%		1.00%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.93	%(b)	0.94	%(b)	0.97	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)
Ratio of net investment income (loss) to average net assets	0.28%		0.33%		0.42%		0.31%		0.51%		(0.01%)
Portfolio turnover rate	19.62%		74.43%		51.77%		53.24%		98.38%		88.67%
Net assets, end of period (000s)	$369,739		$354,572		$444,457		$351,176		$173,911		$280,008

PARNASSUS FUNDS	Semiannual Report • 2012

Financial Highlights (unaudited) (continued)

Parnassus Equity Income Fund – Investor Shares
	June 30, 2012 (unaudited)		2011		2010		2009		2008		2007
Net asset value at beginning of year	$26.35		$26.31		$24.45		$19.29		$25.31		$24.83
Income (loss) from operations(a):
Net investment income	0.30		0.32		0.30		0.33		0.27		0.20
Net realized and unrealized gain (loss) on securities	1.44		0.48		1.85		5.15		(6.05)		3.28
Total from investment operations	1.74		0.80		2.15		5.48		(5.78)		3.48
Distributions:
Dividends from net investment income	(0.18)		(0.31)		(0.29)		(0.32)		(0.24)		(1.18)
Distributions from net realized gains on securities	-		(0.45)		-		-		-		(1.82)
Total distributions	(0.18)		(0.76)		(0.29)		(0.32)		(0.24)		(3.00)
Net asset value at end of period	$27.91		$26.35		$26.31		$24.45		$19.29		$25.31
Total overall return	6.59%		3.13%		8.89%		28.73%		(22.95%)		14.13%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.90%		0.94%		0.99%		0.99%		0.99%		1.03%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.90	%(b)	0.94	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)
Ratio of net investment income to average net assets	2.19%		1.19%		1.23%		1.63%		1.21%		0.73%
Portfolio turnover rate	12.91%		63.04%		54.30%		60.16%		70.20%		91.42%
Net assets, end of period (000s)	$3,683,165		$3,398,905		$3,150,408		$2,364,691		$1,400,214		$867,577

Semiannual Report • 2012	PARNASSUS FUNDS

Financial Highlights (unaudited) (continued)

Parnassus Equity Income Fund – Institutional Shares
	June 30, 2012 (unaudited)		2011		2010		2009		2008		2007
Net asset value at beginning of year	$26.41		$26.36		$24.51		$19.34		$25.35		$24.86
Income (loss) from operations(a) :
Net investment income	0.30		0.38		0.38		0.31		0.32		0.25
Net realized and unrealized gain (loss) on securities	1.47		0.50		1.82		5.22		(6.05)		3.28
Total from investment operations	1.77		0.88		2.20		5.53		(5.73)		3.53
Distributions:
Dividends from net investment income	(0.21)		(0.38)		(0.35)		(0.36)		(0.28)		(1.22)
Distributions from net realized gains on securities	-		(0.45)		-		-		-		(1.82)
Total distributions	(0.21)		(0.83)		(0.35)		(0.36)		(0.28)		(3.04)
Net asset value at end of period	$27.97		$26.41		$26.36		$24.51		$19.34		$25.35
Total overall return	6.69%		3.40%		9.07%		28.97%		(22.73%)		14.35%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.68%		0.70%		0.75%		0.77%		0.79%		0.82%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.68	%(b)	0.70	%(b)	0.75	%(b)	0.77	%(b)	0.78	%(b)	0.78	%(b)
Ratio of net investment income to average net assets	2.17%		1.43%		1.54%		1.51%		1.44%		0.95%
Portfolio turnover rate	12.91%		63.04%		54.30%		60.16%		70.20%		91.42%
Net assets, end of period (000s)	$843,736		$630,035		$407,423		$192,987		$137,501		$45,197

PARNASSUS FUNDS	Semiannual Report • 2012

Financial Highlights (unaudited) (continued)

Parnassus Mid-Cap Fund
	June 30, 2012 (unaudited)		2011		2010		2009		2008		2007
Net asset value at beginning of year	$17.69		$18.25		$16.28		$12.00		$17.39		$17.36
Income (loss) from operations(a):
Net investment income (loss)	0.06		0.06		0.30		0.11		0.06		(0.08)
Net realized and unrealized gain (loss) on securities	1.78		0.51		2.70		4.24		(5.21)		0.40
Total from investment operations	1.84		0.57		3.00		4.35		(5.15)		0.32
Distributions:
Dividends from net investment income	-		(0.13)		(0.24)		(0.07)		(0.03)		(0.12)
Distributions from net realized gains on securities	-		(1.00)		(0.79)		-		(0.21)		(0.17)
Total distributions	-		(1.13)		(1.03)		(0.07)		(0.24)		(0.29)
Net asset value at end of period	$19.53		$17.69		$18.25		$16.28		$12.00		$17.39
Total overall return	1.78%		3.33%		18.70%		36.26%		(29.38%)		1.81%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.24%		1.24%		1.46%		1.73%		2.25%		2.04%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	0.40%		0.35%		1.73%		0.78%		0.40%		(0.42%)
Portfolio turnover rate	16.94%		38.67%		53.22%		40.11%		132.74%		76.85%
Net assets, end of period (000s)	$77,496		$61,299		$36,811		$22,804		$6,672		$6,524

Semiannual Report • 2012	PARNASSUS FUNDS

Financial Highlights (unaudited) (continued)

Parnassus Small-Cap Fund
	June 30, 2012 (unaudited)		2011		2010		2009		2008		2007
Net asset value at beginning of year	$20.08		$23.95		$17.92		$12.63		$16.91		$17.94
Income (loss) from operations(a) :
Net investment income (loss)	(0.05)		(0.04)		0.15		0.13		0.08		(0.13)
Net realized and unrealized gain (loss) on securities	1.78		(3.15)		6.53		5.24		(4.32)		(0.56)
Total from investment operations	1.73		(3.19)		6.68		5.37		(4.24)		(0.69)
Distributions:
Dividends from net investment income	-		-		(0.47)		(0.08)		(0.04)		(0.04)
Distributions from net realized gains on securities	-		(0.68)		(0.18)		-		-		(0.30)
Total distributions	-		(0.68)		(0.65)		(0.08)		(0.04)		(0.34)
Net asset value at end of period	$21.81		$20.08		$23.95		$17.92		$12.63		$16.91
Total overall return	8.62%		(13.29%)		37.37%		42.50%		(25.08%)		(3.92%)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.24%		1.22%		1.30%		1.47%		1.86%		2.06%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	(0.45%)		(0.18%)		0.75%		0.81%		0.51%		(0.72%)
Portfolio turnover rate	13.49%		39.50%		35.33%		46.00%		100.41%		100.30%
Net assets, end of period (000s)	$629,570		$644,825		$445,343		$115,168		$26,805		$7,997

PARNASSUS FUNDS	Semiannual Report • 2012

Financial Highlights (unaudited) (continued)

Parnassus Workplace Fund
	June 30, 2012 (unaudited)		2011		2010		2009		2008		2007
Net asset value at beginning of year	$19.64		$20.81		$19.45		$12.22		$17.60		$17.05
Income (loss) from operations(a):
Net investment income	0.03		0.05		0.02		0.03		0.05		0.03
Net realized and unrealized gain (loss) on securities	1.79		(0.40)		2.48		7.56		(5.33)		0.94
Total from investment operations	1.82		(0.35)		2.50		7.59		(5.28)		0.97
Distributions:
Dividends from net investment income	-		(0.05)		(0.50)		(0.33)		-		(0.17)
Distributions from net realized gains on securities	-		(0.77)		(0.64)		(0.03)		(0.10)		(0.25)
Total distributions	-		(0.82)		(1.14)		(0.36)		(0.10)		(0.42)
Net asset value at end of period	$21.46		$19.64		$20.81		$19.45		$12.22		$17.60
Total overall return	9.27%		(1.62%)		12.96%		62.13%		(29.94%)		5.64%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.15%		1.16%		1.25%		1.36%		2.32%		2.64%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.15	%(b)	1.16	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)
Ratio of net investment income to average net assets	0.30%		0.22%		0.09%		0.16%		0.30%		0.16%
Portfolio turnover rate	27.99%		47.22%		53.85%		32.73%		72.58%		56.18%
Net assets, end of period (000s)	$233,830		$216,269		$143,491		$95,300		$7,951		$4,293

Semiannual Report • 2012	PARNASSUS FUNDS

Financial Highlights (unaudited) (continued)

Parnassus Fixed-Income Fund
	June 30, 2012 (unaudited)		2011		2010		2009		2008		2007
Net asset value at beginning of year	$17.53		$16.90		$16.74		$16.19		$16.29		$16.11
Income from operations(a):
Net investment income	0.16		0.33		0.45		0.51		0.47		0.67
Net realized and unrealized gain on securities	0.15		0.88		0.65		0.69		0.01		0.25
Total from investment operations	0.31		1.21		1.10		1.20		0.48		0.92
Distributions:
Dividends from net investment income	(0.18)		(0.34)		(0.59)		(0.64)		(0.57)		(0.69)
Distributions from net realized gains on securities	-		(0.24)		(0.35)		(0.01)		(0.01)		(0.05)
Total distributions	(0.18)		(0.58)		(0.94)		(0.65)		(0.58)		(0.74)
Net asset value at end of period	$17.66		$17.53		$16.90		$16.74		$16.19		$16.29
Total overall return	1.78%		7.24%		6.61%		7.48%		2.98%		5.81%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.80%		0.81%		0.83%		0.87%		0.88%		0.87%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)
Ratio of net investment income to average net assets	1.85%		1.92%		2.60%		3.07%		2.90%		4.13%
Portfolio turnover rate	0.00%		29.25%		56.06%		46.24%		44.87%		32.48%
Net assets, end of period (000s)	$222,451		$211,723		$180,186		$137,924		$100,070		$80,862

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund – Investor Shares, 0.78% for the Parnassus Equity Income Fund – Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.75% for the Parnassus Fixed-Income Fund. Parnassus Investments has also voluntarily limited additional expenses for the Parnassus Fixed-Income Fund. (See Note 5 for details).

PARNASSUS FUNDS	Semiannual Report • 2012

ADDITIONAL INFORMATION (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 22, 2012 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;

•

the degree to which the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;

•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;

•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;

•	the expense ratio of each of the Funds; and

•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Lipper, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2011 and to the Universe of comparable mutual funds as determined by Lipper. The Independent Trustees noted that the performance for the Parnassus Fund one-year and ten-year periods was below the median performance of the universe. For the three and five year periods they noted Parnassus Fund had performance above the median for the universe. The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund performance was below the median performance of the universe for the three-year period and above the median performance for all other periods reviewed. The Parnassus Mid-Cap Fund median performance was above the median performance of the universe for all periods measured and reviewed. The Independent Trustees noted that the performance of the Parnassus Small-Cap Fund was lower than the median for the one-year and three-year periods and higher than the median performance for the five-year

Semiannual Report • 2012	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees Consideration of Investment Advisor Agreements (continued)

period. The Independent Trustees further noted that the performance of the Parnassus Workplace Fund was above the median performance of the universe for all periods except the one-year period. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio were within the range of their respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for each Fund’s respective Universe with the exception of the Parnassus Mid-Cap Fund and the Parnassus Workplace Fund. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus’ proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or obtaining it from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PARNASSUS FUNDS	Semiannual Report • 2012

THIS PAGE LEFT INTENTIONALLY BLANK

Semiannual Report • 2012	PARNASSUS FUNDS

THIS PAGE LEFT INTENTIONALLY BLANK

PARNASSUS FUNDS	Semiannual Report • 2012

THIS PAGE LEFT INTENTIONALLY BLANK

Go Paperless with E-Delivery

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

If you do not hold your account directly with Parnassus, please contact the firm that holds your account about electronic delivery.

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnasssus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 3, 2012	By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 3, 2012

By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: August 3, 2012

By: /s/ Marc C. Mahon
Marc C. Mahon
Treasurer